1995
Annual
Report

-------

DELAWARE GROUP
DECATUR FUND

DECATUR INCOME FUND
DECATUR TOTAL RETURN FUND

-------


[PHOTO OF CITY OF PHILADELPHIA AND LIBERTY BELL]


A Tradition of Sound Investing Since 1929

DELAWARE
GROUP
---------------------
Philadelphia - London

FUND INVESTMENT
--------------------
OBJECTIVES
--------------------

DECATUR INCOME FUND
To achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

DECATUR TOTAL RETURN FUND
To achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.


[PHOTO OF CITY OF PHILADELPHIA]


ABOUT OUR COVER
--------------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.


DELAWARE GROUP
--------------------
A TRADITION OF
--------------------
SOUND INVESTING
--------------------

Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.

     Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of experience, we have demonstrated our commitment to quality investment management and service.

     Today, Delaware manages some $28 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

DECEMBER 29, 1995

DEAR
-----------------------------
SHAREHOLDER:
-----------------------------

During the fiscal year ended November 30, 1995, the U.S. stock and bond markets enjoyed strong rallies that marked a sharp turnaround from the relatively weak performance of a year earlier.

   On November 21, the Dow Jones Industrial Average - an unmanaged portfolio of 30 industrial stocks - closed above the 5000 point milestone for the first time, a nearly 1,300 point increase from where it stood at 3739 on November 30, 1994. Other broad equity market measures also rose to record levels during 1995's bull market.

   Decatur Total Return Fund achieved its highest fiscal year return since the Fund began operating in 1986, while Decatur Income Fund's total return was one of the strongest in the Fund's 38-year history. (For both Funds, results are based on Class A net asset value with dividends and capital gains reinvested.)

   Both funds also outperformed the average of their 122 equity income fund peers, as defined by Lipper Analytical Services, by a wide margin. These results are seen in the table above and are compared to the change in the unmanaged Standard & Poor's 500 Index during fiscal 1995.

   Although the U.S. economy's growth rate has been slowing, we believe long-term prospects for continued U.S. economic growth remain strong.
Long-term interest rates fell sharply in the past year and short-term rates appear to have stabilized amid reports of low inflation. The earnings outlook for most industrial and financial businesses is positive, as many companies anticipate higher exports, modestly greater domestic demand and cost savings from events such as mergers and from lower interest costs on money borrowed for expansion.

   You may recall that the yield (price divided by income) on the benchmark 30-year U.S. Treasury bond reached a high of 8.21% in November 1994 as the Federal Reserve Board sought to fight anticipated inflation by raising the cost of credit. Amid a reversal of Fed policy and renewed optimism about bonds, 30-year Treasuries yielded just 5.95% as of December 29, 1995.


===============================================================================

                                                           TOTAL RETURN
                                                         -----------------
                                                          12 Months Ended
                                                         November 30, 1995
Decatur Income Fund A Class                                   +31.02%
Decatur Total Return Fund A Class                             +34.68%
--------------------------------------------------------------------------------
Lipper Equity Income Fund Average                             +27.94%
Standard & Poor's 500 Index                                   +36.93%
--------------------------------------------------------------------------------

The Decatur Funds' performance as well as that of the Lipper Equity Income Fund Average is based on net asset value without the effect of sales charges. All performance quoted above assumes reinvestment of dividends and capital gains. Performance information for all Classes of both Funds can be found on pages 10 and 11.
===============================================================================

     The two Decatur Funds achieved exceptionally strong results by maintaining a consistent, long-term investment focus on stocks with above-average dividend yields. Moreover, the Funds' results were accomplished without exposure to this past year's volatile "hot sector" - technology stocks.

     Our dividend-driven investment guidelines led us to finance, chemical and consumer growth stocks that performed well. Overall, many industries posted higher profits amid strong productivity growth and a decline in the value of the U.S. dollar, which helped exporters by making products cheaper for foreigners to buy.

     In the pages that follow, John B. Fields, the senior portfolio manager of Decatur Income Fund and Decatur Total Return Fund, discusses the strategy that helped the Funds outperform similar funds this past year. He also provides his outlook for the coming months.

     This past year's market gains are cause for celebration. Nevertheless, we urge caution in thinking that the capital appreciation bonanza of 1995 can continue without pause for the remaining years of the 20th Century.

     In our opinion, the sharp price gains of 1995 may be a signal of increased market risks. However, we believe it is in such an environment that the benefits of the Decatur style - a strategy for all seasons - becomes clear.

     If stock price appreciation becomes harder to come by, dividends could take on a much greater role in generating total return for stock investments. We believe the Decatur Funds are well positioned for such an environment because of their strict adherence to a time-tested strategy that emphasizes the compounding power of dividends.

     While history doesn't always repeat itself, the stock market's behavior during the past two years illustrates what has been true since the 1920s - that a period of below-average market performance has generally been followed by a period of above-average performance. The Decatur strategy recognizes that the lessons of history should be kept in mind when investing.


Sincerely,




/s/ WAYNE A. STORK
------------------
Wayne A. Stork
Chairman


PORTFOLIO
-------------------------------
MANAGER'S
-------------------------------
REVIEW
-------------------------------


Decatur Income Fund and Decatur Total Return Fund both achieved very strong annual returns, as higher earnings, corporate merger activity and rapidly falling long-term interest rates boosted stock prices throughout 1995. We believe the robust capital appreciation was the result of fundamental economic forces rather than mere speculative excess.


LOWER INTEREST RATES,
HIGHER EARNINGS

Your Funds participated in a broad rally that favored large, U.S.-based industrial companies with global operations. Higher corporate profits, a more than two percentage point drop in long-term interest rates and low inflation were the solid foundation of this year's market strength. At the start of the fiscal year, our combined earnings estimate for companies in the Standard & Poor's 500 Index was about $31 a share. By year's end, this estimate had increased to $37 a share.

     In 1995, more U.S. companies were well positioned to compete around the world. After years of often painful but necessary cost restructuring, a broad spectrum of American industry has delivered extremely strong profits to shareholders in a moderate-growth economy.

     A little more than a year ago, in the fall of 1994, as the Federal Reserve Board was still raising interest rates to fight anticipated inflation, the Decatur Funds purchased stocks of banks and capital goods companies whose prices we believed to be unjustifiably depressed. These

[PHOTO OF JOHN B. FIELDS]

JOHN B. FIELDS IS SENIOR PORTFOLIO MANAGER OF DECATUR INCOME FUND AND DECATUR TOTAL RETURN FUND. MR. FIELDS WORKS WITH A TEAM OF INVESTMENT PROFESSIONALS WHO IMPLEMENT THE DECATUR STRATEGY THROUGH STOCK SELECTION AND RESEARCH.

investments were especially strong performers during fiscal 1995.

     In addition, we built a greater weighting than the S&P 500 in tobacco and drug companies, two sectors that enhanced performance. Though we also had a larger concentration than the Index in energy and chemical companies - sectors with strong dividend yields - these stocks did not perform as well as the overall market and this offset the Funds' better-than-average price gains in other industries.

     Even though the Funds were not able to hold positions in technology, one of this past year's best performing industry groups, each Decatur Fund's performance was competitive with the S&P 500. Technology companies, which generally pay minimal dividends and did not meet our stock selection criteria, make up about 15% of the S&P 500. If one excludes these stocks from the S&P 500's return, the Index provided a 12-month return of +30.67% as of November 30, 1995, less than both Funds.


CONTINUED COMMITMENT
TO DIVIDEND INCOME

To focus on dividends in a year when the market enjoyed such robust appreciation may seem a little old-fashioned. However, over the years we have found this strategy a useful way to:

-    Uncover capital appreciation potential

- Benefit from the fact that companies in the S&P 500 have raised dividends faster than inflation since 1975 (see page 5.)

-    Enhance long-term total return

     In the past year, as stock prices have risen, the dividend yield on the stocks comprising the S&P 500 has declined to slightly more than 2.4%, the lowest level in many decades. At the end of the fiscal year, Decatur Income Fund A Class yield was 3.4% - a full percentage point higher than the Index - while Decatur Total Return Fund A Class yield was 2.2%, in line with the Index. (Yields are based on Securities and Exchange Commission guidelines and are net of all expenses, including sales charges.)

================================================================================

                              PORTFOLIO HIGHLIGHTS
                           (As of November 30, 1995)
                              DECATUR INCOME FUND   DECATUR TOTAL RETURN FUND
Median Market Capitalization      $7.4 billion             $7.2 billion
Number of Common and
  Preferred Stocks                    75                       75
Average Stock
  Price-To-Earnings Ratio*            12.8                     13.1
Top Industry Group -
  Banks, Finance and Insurance       20%**                    23%**
High-Yield Bonds                     10%**                not applicable

  * Based on earnings estimates for 1996; P/E ratio for S&P 500 Index stocks was 17.2
 **  Percentage of total net assets. Decatur Income Fund held 87 high-yield bonds.
================================================================================

================================================================================

                                TOP 10 HOLDINGS
                 DECATUR TOTAL RETURN AND DECATUR INCOME FUNDS
                           (As of November 30, 1995)

INDUSTRY                      COMPANY
Tobacco/Food                  Philip Morris Cos.
Banking                       Meridian Bancorp.*, Chase Manhattan Corp.
Retailing                     J.C. Penney Co.
Autos                         Chrysler Corp.**
Oil/Oil-Related               Exxon Corp.
Chemicals                     DuPont De Nemours & Co., Monsanto Corp.
Business Services             McGraw-Hill Cos.
Capital Goods                 General Electric Co.
Drugs                         American Home Products

  *  Top 10 holding only for Decatur Income Fund
 **  Top 10 holding only for Decatur Total Return Fund
================================================================================


HIGH-YIELD BONDS ADD INCOME TO DECATUR INCOME FUND

Decatur Income Fund seeks to maintain a higher yield than the S&P 500 through a combination of stock selection and the effective use of a small complement of high-yield, higher risk bonds. This strategy was in effect during the past fiscal year and served income-oriented shareholders well.

     The high-yield bonds, 10% of the Fund's net assets at fiscal year-end, are managed by Paul Matlack, senior manager of fixed-income portfolios. Our high-yield bond managers generally follow a "quality first" philosophy and focus on bonds rated BB and B, the top two tiers of high-yield credit ratings.

     Delaware has been managing high-yield bonds since the 1950s, and we believe that including these bonds in Decatur Income Fund helps us enhance its level of monthly income. High-yield bonds also add an extra measure of diversification. High-yield bonds are issued by companies whose ability to pay interest and repay principal is not as strong as companies with "investment-grade" ratings.

     Though the high-yield component limited the Fund's ability to participate fully in this past year's equity market, the converse could also be true should the stock market change direction. We believe the high income generated by such bonds will help the Fund's overall results in the long term.


INVESTMENT OUTLOOK

Although worldwide economic growth is slowing, we believe the global expansion that has helped U.S. industry will continue. We are encouraged by the prospect that foreign central banks seem poised to lower interest rates, a trend that we believe will also prompt the Federal Reserve Board to continue to reduce the cost of credit. This could be particularly good for U.S. financial stocks, a sector where both Funds have higher concentrations of assets than the S&P 500 Index.

     We are also finding potential investments for both Funds among cyclical companies whose earnings depend on the strength of the U.S. economy. These stocks generally have above-average dividend yields and, in our opinion, have potential for positive earnings surprises in 1996 and 1997.

     While it is possible that the stock market's very strong recent performance may continue, a more likely scenario is a return to a historical performance norm. We anticipate that 1996 will see much more normal levels of volatility - that is, short-term fluctuations of more than 10%.

THE POWER OF DIVIDENDS

Dividends have provided 47% of the S&P-500 Index's total return since 1926 (Ibbotson Associates), and we believe that this long-term pattern remains intact. In addition, dividends have been a more reliable component of total return than capital appreciation, which has ranged from an annual high of +46% to a low of -47% since 1926.

     However, the amount of dividends paid out to shareholders has grown an average of 4.7% a year since the 1920s while consumer prices have risen just 3.1% a year.

     Think about that for a minute. Interest rates on bonds and the income paid as interest can move up and down substantially with each change in the economic cycle or shift in Federal Reserve policy - something that's been very apparent for the past two years. Meanwhile, the dollar amount paid as dividends by companies in the S&P 500 Index has not only stayed relatively stable but risen since the mid-1980s at a rate much higher than inflation. In fact, according to Standard & Poor's, more companies raised dividends in 1995 than in any year since 1981.

     Obviously, companies can cut dividends if profits fall, and there's no guarantee that dividends will rise in the future. However, companies in the S&P 500 were paying only about 37.5% of profits as

================================================================================

                                                           Change From
                                                        November 30, 1985
                                                       to November 30, 1995
Corporate Profits
  (Earnings Per Share)*                                        +153.3%
Dividends Paid by
  Companies in the
  S&P 500 Index                                                 +74.1%
Consumer Price Index
  (Inflation)                                                   +41.0%

* Calculation based on estimated 1995 earnings. This illustration does not represent the earnings or dividend history of any Delaware Group Fund.
Source: Bloomberg Business News
================================================================================

dividends in 1995, a historically low level that may indicate payments can at least continue at current levels. We also believe this bodes well for future dividend increases.

     For nearly 39 years, we have found that our yield-oriented Decatur strategy, described in detail on page 6, has been an effective means of uncovering value for investors in all types of economic environments. We believe it will continue to offer an effective way to help investors achieve their goals.



/s/ JOHN B. FIELDS
------------------
JOHN B. FIELDS
VICE PRESIDENT, SENIOR PORTFOLIO MANAGER


                           THE S&P BARRA VALUE INDEX
                  ANOTHER WAY TO MEASURE THE DECATUR STRATEGY

This past year Decatur Total Return Fund also matched the +34.61% return of the unmanaged Standard & Poor's BARRA Value Index. The Value Index, and its complement, the S&P BARRA Growth Index, were created in 1992 by Standard & Poor's and BARRA International, an information services company in Berkeley, Calif. Each Index makes up 50% of the total value of the S&P 500 Stock Composite Price Index.

     The BARRA Value Index tracks stocks that are considered "value" stocks, the kind of stocks followed by the Decatur Funds. Generally, a "value" stock is one whose price is at a historical discount relative to some financial measure while a "growth" stock is one whose price relative to the same measure may be higher than the market overall. We believe the BARRA Value Index is a more representative way to measure the Decatur strategy than the broader unmanaged market yardstick of the S&P 500 Index.

                              THE DECATUR STRATEGY

The Decatur Funds follow a very clear buy/sell discipline that targets stocks with above-average dividend yields and capital gains potential. To be eligible for purchase or holding by the Funds, stocks must have a current dividend yield greater than that of the Standard & Poor's 500 Stock Index.

     We are most attracted to stocks whose yield is "high" relative to the S&P 500 but not necessarily the "highest" yield available. As shown in the chart below, this "high" category of stocks has historically generated the greatest level of total return by providing above-average dividend income without giving up potential for capital appreciation.


THE IMPORTANCE OF A SELL DISCIPLINE

In an equity market as robust as this past fiscal year's, it is tempting, even for investment professionals, to "fall in love" with companies whose stocks have enjoyed rapid and unabated capital appreciation. It is important to remember, however, that waiting too long to sell a particular stock can mean a lower total return if and when the market's infatuation wanes.

     When a stock's yield falls below the average of the S&P 500, we view that as a signal that the stock has become fairly priced and that future appreciation potential - even though it may still be very strong - is no longer attractive relative to possible risks. Sometimes we sell a stock whose yield is still above that of the S&P 500 average if management finds what it believes is a more attractive investment opportunity or when a company's earnings or business operations have not met our expectations.

     The Decatur Funds' strict sell discipline can be especially valuable for today's heady market environment because it helps the Funds avoid stocks with limited capital appreciation potential. It literally forces the portfolio manager to make tough sell decisions involving "good companies".




LONG-TERM RETURNS OF DIVIDEND-PAYING STOCKS, 1928 THROUGH 1995

                     Capital Gains    Dividends Reinvested

Lowest                     7.1                2.9
Low                        6.5                4.2
Mid                        6.7                5.1
High                       7.1                6.1
Highest                    3.1                7.7


THE DECATUR STRATEGY OF INVESTING IN STOCKS YIELDING MORE THAN THE AVERAGE OF THE S&P 500 AND SELLING STOCKS WHEN THEIR YIELD FALLS BELOW THE S&P 500 LEADS US PRIMARILY TO STOCKS IN THE "HIGH" CATEGORY, HIGHLIGHTED IN THE CHART TO THE LEFT. THIS CATEGORY HAS PROVIDED THE HIGHEST TOTAL RETURN SINCE 1929 BY PROVIDING GREATER DIVIDEND INCOME WITHOUT GIVING UP POTENTIAL FOR CAPITAL APPRECIATION.

Source: Case Studies.

               THE DIVIDEND-ORIENTED BUY/SELL DISCIPLINE AT WORK
                        OUR THOUGHTS ON J.C. PENNEY CO.

You may have J.C. Penney Co.'s clothes in your closets at home. Maybe you shop at the Dallas-based retail chain's stores for housewares or linens. Decatur's management first viewed Penney's stock as a "bargain" in 1990 when its dividend yield began to rise above the average yield on the S&P 500 Index, highlighted in the chart below. We embarked on a careful fundamental analysis of the company and decided that Penney was a well-managed company whose stock had been excessively depressed by the 1990-1991 recession.

     In 1992, as the economy slowly began to recover, Penney's dividend yield relative to the S&P 500 fell as its stock price rose (yield = dividends/price). We subsequently sold our position as the stock yield fell below that of the S&P 500.

     Two years later, in 1994, Penney's stock went "on sale" again, based on the Funds' yield-oriented investment criteria. We purchased the stock after another review of the company's management and long-term prospects and bought even more shares in 1995 after negative news about the retail industry caused the price to drop further.

     As of this writing, the stock market's consensus about retailing was that consumers were less than enthusiastic about shopping for the 1995 Christmas season, although some after-Christmas "bargain hunting" was evident. The industry's short-term earnings prospects, especially fashion-oriented companies, were viewed as limited because of tough competition and a long-term change in consumer's buying habits toward more casual and lower priced clothing.

     As of November 30, 1995, we believed that the market had overreacted, and found Penney to be a well-positioned company. J.C. Penney was yielding more than 4% at the time. As with all our portfolio holdings, we continually reevaluate our J.C. Penney holdings as warranted by company fundamentals, industry changes and market conditions.



J.C. PENNEY CO. STOCK PRICE AND YIELD RELATIVE TO THE S&P 500 INDEX


                                                        Yield Relative
                   Stock Price       Stock Price     to S&P 500 Average
Jan-86               14.94              13.19               1.55
Feb-86               16.19              14.5                1.54
Mar-86               17.31              16                  1.52
Apr-86               18.06              16.37               1.46
May-86               20.94              16.69               1.32
Jun-86               21.69              19.31               1.28
Jul-86               21.62              18.06               1.38
Aug-86               20.19              18.75               1.41
Sep-86               19.94              17.25               1.45
Oct-86               19.15              17.44               1.36
Nov-86               22.12              19.56               1.32
Dec-86               21.19              17.87               1.46
Jan-87               20.5               17.81               1.49
Feb-87               24.37              20.86               1.3
Mar-87               25.37              23.5                1.29
Apr-87               26.25              22.56               1.29
May-87               26.06              21.62               1.23
Jun-87               29.12              24.87               1.26
Jul-87               30                 25.81               1.16
Aug-87               33                 28.94               1.15
Sep-87               31.69              26.25               1.21
Oct-87               29.94              18.25               1.26
Nov-87               24.25              19.75               1.2
Dec-87               23.25              19.81               1.24
Jan-88               24                 19                  1.3
Feb-88               24.44              16.87               1.2
Mar-88               25                 22.19               1.16
Apr-88               25.62              23.06               1.19
May-88               24.19              21.75               1.22
Jun-88               25.75              23.62               1.23
Jul-88               24.94              22.56               1.27
Aug-88               24.75              22.87               1.23
Sep-88               25.87              22.44               1.18
Oct-88               27.87              24.75               1.12
Nov-88               27.25              25.31               1.12
Dec-88               27.19              25.25               1.28
Jan-89               27.5               25.19               1.19
Feb-89               27.87              25.37               1.22
Mar-89               27.12              25.5                1.18
Apr-89               28.25              26.06               1.21
May-89               30.06              27.75               1.21
Jun-89               28.94              27.56               1.25
Jul-89               30.37              27.44               1.25
Aug-89               34.38              29.56               1.12
Sep-89               34.31              32.31               1.13
Oct-89               34.38              31.56               1.15
Nov-89               34.13              32.31               1.13
Dec-89               36.63              33.31               1.06
Jan-90               37.81              32.81               1.07
Feb-90               35                 31.06               1.1
Mar-90               35.44              32.5                1.08
Apr-90               35.06              31.5                1.13
May-90               33.69              31                  1.28
Jun-90               34                 29.31               1.29
Jul-90               30.69              28.58               1.35
Aug-90               28.75              21.75               1.48
Sep-90               23.81              20.5                1.61         Yield is High Signals Buy Opportunity
Oct-90               22.75              18.69               1.65
Nov-90               22.12              19.69               1.6
Dec-90               22.81              21.19               1.63
Jan-91               25.69              21.25               1.47
Feb-91               27.5               25.06               1.5
Mar-91               28.5               25.62               1.52
Apr-91               28.37              24.75               1.62
May-91               29.12              25.25               1.46
Jun-91               29                 26.25               1.52
Jul-91               28.06              23.69               1.72
Aug-91               27.12              23.56               1.66
Sep-91               26.12              23.87               1.63
Oct-91               26.25              24                  1.69
Nov-91               27.86              24.12               1.66
Dec-91               27.81              23.62               1.64
Jan-92               28.69              25.37               1.62
Feb-92               32.94              27.06               1.45
Mar-92               33.88              29.87               1.35
Apr-92               33.94              30.75               1.34
May-92               34.69              32.06               1.35
Jun-92               35.75              32.56               1.24
Jul-92               36.5               34.56               1.26
Aug-92               36.75              32.5                1.29
Sep-92               35.75              33.5                1.26
Oct-92               39                 33.75               1.18
Nov-92               40.19              37.5                1.16
Dec-92               39.56              36.63               1.2
Jan-93               39.69              35.38               1.31
Feb-93               40.63              36                  1.17
Mar-93               45.06              40.19               1.08
Apr-93               44.75              39.94               1.11
May-93               49.13              42.63               1.02
Jun-93               49.13              43.5                1.08
Jul-93               46.13              41.25               1.09
Aug-93               46.5               43.13               1.17
Sep-93               48.38              39.63               1.08
Oct-93               52.63              45.75               1.01
Nov-93               55                 49                  0.97         Yield is Low Signals Sell
Dec-93               56.38              51.38               0.99
Jan-94               54.25              50                  1.05
Feb-94               56.13              50.88               0.98
Mar-94               59                 51.5                0.96
Apr-94               57.25              51.38               0.98
May-94               54.75              50                  1.05
Jun-94               54.25              47.75               0.96
Jul-94               53.5               47.5                1.12
Aug-94               52.88              47                  1.1
Sep-94               54.25              49.75               1.08
Oct-94               52.88              48.63               1.17
Nov-94               52                 45.75               1.24
Dec-94               45.38              41.13               1.26
Jan-95               44.63              39.88               1.44
Feb-95               44.25              41.58               1.45
Mar-95               46.58              41.13               1.42
Apr-95               45.38              42                  1.55
May-95               47.38              42.63               1.49
Jun-95               49                 46.5                1.48
Jul-95               58                 46.75               1.56
Aug-95               48.58              44.88               1.67
Sep-95               49.75              45                  1.56
Oct-95               49.63              42                  1.89
Nov-95               48                 42.63               1.76
Dec-95               48.83              46.75               1.83

FUNDS FOR ALL SEASONS
-------------------------------------------------------------------------------

ONE TIME-TESTED STRATEGY;
TWO FUNDS TO MEET A LIFETIME OF INVESTING NEEDS

The Decatur style of investing - a focus on dividend-paying stocks of large well-established companies - dates back to 1957 when Decatur Income Fund was established. This investment approach is the foundation of both Decatur Income and Decatur Total Return Funds. Both strive to provide a combination of dividends and capital appreciation for strong long-term total return.

     However, not everyone looks for the same benefits from an investment. For some people, a high level of income is desirable to help meet current living expenses. For others who hope to accumulate wealth for a long-term goal, growth of capital may be more important than income. Still, even people whose goal is growth often recognize the powerful role that reinvested dividends can play in the appreciation potential of an equity investment.

                               DECATUR HIGHLIGHTS

DECATUR INCOME FUND

  -  Established 1957

  -  Dividends paid monthly

  -  Selects stocks with high dividends and capital appreciation potential

  - Strives for a yield one percentage point higher than Decatur Total Return Fund and S&P 500 Index

  - Uses a complement (typically 10%) of high-yield bonds to provide more income

DECATUR TOTAL RETURN FUND

  -  Established 1986

  -  Dividends paid quarterly

  -  Selects stocks with high dividends and capital appreciation potential

  -  Designed for investors whose primary goal is long-term wealth building

  - Fully invested in stocks, therefore provides slightly more potential for price appreciation than Decatur Income Fund when the market rises

DECATUR INCOME FUND A CLASS
DIVIDEND HISTORY 1975-1995

INITIAL INVESTMENT $100,000
ENDING VALUE $499,665

                   ANNUAL DIVIDENDS
                     PAID IN CASH
                    (CAPITAL GAINS
                     REINVESTED)

Nov. '76             $ 6,323.48
Nov. '77               7,026.09
Nov. '78               7,527.96
Nov. '79               7,628.33
Nov. '80               9,466.69
Nov. '81              12,429.74
Nov. '82              14,198.09
Nov. '83               9,803.44
Nov. '84              12,126.06
Nov. '85              13,111.65
Nov. '86              12,686.03
Nov. '87              14,150.14
Nov. '88              14,375.58
Nov. '89              16,283.28
Nov. '90              22,239.98
Nov. '91              21,271.10
Nov. '92              17,762.46
Nov. '93              15,467.13
Nov. '94              21,432.86
Nov. '95              18,128.93


IF A SHAREHOLDER INVESTED $100,000 IN DECATUR INCOME FUND CLASS A SHARES ON NOVEMBER 30, 1975, AND RECEIVED ANNUAL DIVIDENDS IN CASH WHILE REINVESTING CAPITAL GAINS, ANNUAL DIVIDENDS WOULD HAVE GROWN FROM $6,323 A YEAR TO $18,127 A YEAR, A +187% INCREASE. THE PORTFOLIO WOULD BE WORTH $499,665 AS OF NOVEMBER 30, 1995.


DECATUR TOTAL RETURN FUND A CLASS
DIVIDEND AND CAPITAL GAINS HISTORY 1986-1995

INITIAL INVESTMENT $100,000
ENDING VALUE $278,639

                       ANNUAL DIVIDENDS AND
                     CAPITAL GAINS REINVESTED
Nov. '87               $ 2,590.20
Nov. '88                 3,779.22
Nov. '89                 5,220.37
Nov. '90                11,903.27
Nov. '91                 6,985.95
Nov. '92                 6,546.63
Nov. '93                19,742.84
Nov. '94                30,723.57
Nov. '95                13,317.33

IF A SHAREHOLDER INVESTED $100,000 IN DECATUR TOTAL RETURN CLASS A SHARES ON AUGUST 27, 1986, AND REINVESTED CAPITAL GAINS AND DIVIDENDS, THE PORTFOLIO WOULD BE WORTH $278,639 AS OF NOVEMBER 30, 1995. NEARLY HALF OF THE TOTAL RETURN WOULD HAVE COME FROM REINVESTING THE CAPITAL GAINS AND DIVIDENDS EARNED.

RETURN AND SHARE VALUE FLUCTUATE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE ABOVE INCLUDES THE IMPACT OF THE MAXIMUM 5.75% SALES CHARGE THAT APPLIES TO CLASS A SHARES.

Complete performance information can be found on pages 10 and 11.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge if redeemed before the end of the sixth year. Class B was initially offered on September 6, 1994. As of November 29,1995, both Funds also offer Class C shares, which have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months. Performance of these shares will differ from the performance shown above.

FUND PERFORMANCE
-----------------------

DECATUR TOTAL RETURN'S
LIFETIME PERFORMANCE

This past fiscal year was the best one for Decatur Total Return Fund since the Fund began operating on August 27, 1986. As you can see below, A-Class shares provided a total annual return of +26.96% after deducting the effect of sales charges. An investor who bought $10,000 worth of Decatur Total Return Fund A Class shares nine years ago and reinvested all capital gains and dividends would have had holdings worth $27,864 as of November 30, 1995.

DECATUR TOTAL RETURN'S LIFETIME PERFORMANCE

GROWTH OF A $10,000 INVESTMENT,
TOTAL RETURN AS OF NOVEMBER 30, 1995


                 DECATUR TOTAL
                  RETURN FUND      STANDARD & POOR'S     LIPPER EQUITY
                    A CLASS           500 INDEX       INCOME FUND AVERAGE
Aug. '86             $ 9,426           $10,000             $10,000
Nov. '86              10,178             9,729               9,928
Nov. '87               9,152            10,233               9,981
Nov. '88              12,036            11,921              11,682
Nov. '89              14,892            15,687              14,330
Nov. '90              13,874            15,198              13,595
Nov. '91              15,808            19,809              17,208
Nov. '92              18,040            21,316              18,886
Nov. '93              20,698            23,455              21,690
Nov. '94              20,689            23,773              21,494
Nov. '95              27,864            31,931              27,218

The front-end sales charge on A Class was lowered to 4.75% on November 29, 1995. A $10,000 investment at inception would have grown to $28,142 as of November-30,-1995, assuming a 4.75% sales charge and reinvestment of dividends and capital gains.

YOUR FUND'S PERFORMANCE IS COMPARED TO THAT OF THE S&P-500 INDEX AND THE LIPPER EQUITY INCOME FUND AVERAGE.

Chart assumes $10,000 invested on August 27, 1986, and includes the effect of a front-end 5.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Decatur Total Return Fund will vary due to differing charges and expenses.

                     DECATUR TOTAL RETURN FUND PERFORMANCE
                    Total Return through November 30, 1995

              CLASS A (EST. 1986)*
          Average Annual Total Returns

                                 Sales Charge
                              -------------------
                               5.75%       4.75%
                              -------     -------
Lifetime                      +11.70%     +11.82%
Five Years                    +13.62%     +13.86%
One Year                      +26.96%     +28.33%


              CLASS B (EST. 1994)**
          Average Annual Total Returns

Lifetime
+21.03%                  Excluding Sales Charge
+17.93%                  Including Sales Charge

One Year
+33.79%                  Excluding Sales Charge
+29.79%                  Including Sales Charge


DECATUR INCOME FUND'S
10-YEAR PERFORMANCE

An investor who bought $10,000 worth of Decatur Income Fund A Class shares on December 1, 1985, and reinvested all capital gains and dividends would have had holdings worth $30,655 as of November 30, 1995, as you can see on the opposite page.

     During the past 10 years, Decatur Income Fund has generally kept pace with the performance of the average of similar mutual funds, as measured by the Lipper Equity Income Fund Average. The Fund's peers provided a total 10-year return of $31,691 as of November 30.

DECATUR INCOME FUND'S 10-YEAR PERFORMANCE

GROWTH OF A $10,000 INVESTMENT,
TOTAL RETURN AS NOVEMBER 30, 1995

                  DECATUR
                INCOME FUND       STANDARD & POOR'S       LIPPER EQUITY
                  A CLASS            500 INDEX         INCOME FUND AVERAGE
Nov. '85          $ 9,524              $10,000               $10,000
Nov. '86           12,184               12,767                12,380
Nov. '87           11,638               12,170                11,478
Nov. '88           14,571               15,005                13,882
Nov. '89           17,462               19,624                16,910
Nov. '90           15,359               18,945                15,635
Nov. '91           17,733               22,788                18,792
Nov. '92           20,313               26,992                21,901
Nov. '93           23,532               29,715                25,085
Nov. '94           23,397               30,024                24,837
Nov. '95           30,655               41,107                31,691

The front-end sales charge on A Class was lowered to 4.75% on November 29, 1995. A $10,000 investment at inception would have grown to $30,977 as of November-30,-1995, assuming a 4.75% sales charge and reinvestment of dividends and capital gains.

YOUR FUND'S PERFORMANCE IS COMPARED TO THAT OF THE S&P-500 INDEX AND THE LIPPER EQUITY INCOME FUND AVERAGE.

Chart assumes $10,000 invested on December 1, 1985, and includes the effect of a front-end 5.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Decatur Income Fund will vary due to differing charges and expenses.

                        DECATUR INCOME FUND PERFORMANCE
                    Total Return through November 30, 1995

              CLASS A (EST. 1957)*
          Average Annual Total Returns

                                 Sales Charge
                              -------------------
                               5.75%       4.75%
                              -------     -------
10 Years                      +11.85%     +11.97%
Five Years                    +13.47%     +13.72%
One Year                      +23.49%     +24.77%


              CLASS B (EST. 1994)**
          Average Annual Total Returns
Lifetime
+18.23%                  Excluding Sales Charge
+15.11%                  Including Sales Charge

One Year
+29.85%                  Excluding Sales Charge
+25.85%                  Including Sales Charge

RETURN AND SHARE VALUE OF DECATUR TOTAL RETURN FUND AND DECATUR INCOME FUND FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

  * Class A returns for both Funds reflect the effect of a front-end 5.75% maximum sales charge and reinvestment of all distributions. Returns reflect the effect of a 12b-1 fee for Decatur Total Return Fund since inception and the effect of a 12b-1 fee for Decatur Income Fund since May 1, 1994. The front-end sales charge was lowered to 4.75% on November 29, 1995.

 ** Class B performance for both Funds reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a maximum deferred sales charge of 4% if redeemed before the end of the sixth year. Lifetime performance "excluding sales charge" assumes the investment was not redeemed. Class B was initially offered on September 6, 1994.

     The average annual returns for Decatur Total Return Fund Institutional Class for the lifetime, five-year and one-year periods ending November 30, 1995, were, respectively, +12.50%, +15.13% and +35.13%. For Decatur Income Fund Institutional Class, the average annual returns for the 10-, five- and one-year periods ending November 30, 1995, were, respectively, +12.54%, +14.87% and +31.14%. Performance for the Institutional Class of both Funds for periods prior to January 13, 1994, is based on Class A performance, excluding sales charge. The Institutional Class of both Funds is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Decatur Total Return Fund's total return for periods prior to January 13, 1994, has not been adjusted to eliminate the effect of the 12b-1 fee that applies to A Class shares.

     As of November 29, 1995, both Funds also offer Class C shares, which have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months. Performance of these shares will differ from the performance shown above.

THE DECATUR STRATEGY
38 YEARS OF HARNESSING THE POWER OF DIVIDENDS
TOTAL RETURN SINCE MARCH 18, 1957


Mar. '57            Decatur Income Fund first
                      offered on March 18, 1957

Dec. '60            Dow Jones Industrial Average
                      at 597

Dec. '61            Berlin Wall Built

Dec. '63            Kennedy Assassinated

Dec. '66            Vietnam War Escalates

Dec. '69            First Man on the Moon

Dec. '71            Wage and Price Controls

Dec. '74            Steepest Market Decline in Four Decades
                    Watergate Forces Presidential Resignation




                                              DECATURE INCOME
                   DECATUR INCOME             FUND A ORIGINAL
                 FUND A RETURN FROM           INVESTMENT PLUS
                     DIVIDENDS                 CAPITAL GAINS              S&P 500
Mar. '57            $  9,525                     $  9,525               $ 10,000
Dec. '57               8,168                        7,905                  9,502
Dec. '58              11,634                       11,656                 13,603
Dec. '59              13,049                       11,485                 15,228
Dec. '60              13,151                       11,097                 15,297
Dec. '61              15,759                       12,807                 19,409
Dec. '62              15,435                       11,938                 17,728
Dec. '63              17,704                       13,212                 21,763
Dec. '64              21,572                       15,610                 25,339
Dec. '65              25,816                       18,239                 28,497
Dec. '66              24,181                       16,705                 25,641
Dec. '67              32,294                       22,431                 31,776
Dec. '68              40,575                       28,078                 35,273
Dec. '69              35,115                       24,235                 32,308
Dec. '70              38,137                       25,018                 33,567
Dec. '71              44,570                       28,503                 38,341
Dec. '72              47,423                       29,621                 45,610
Dec. '73              40,661                       23,924                 38,920
Dec. '74              35,898                       19,567                 28,681
Dec. '75              48,214                       24,543                 39,333

Results include the effect of a 5.75% front-end sales charge. Results after May 1, 1994, include the impact of a 12b-1 fee. The front-end sales charge on A Class was lowered to 4.75% on November 29, 1995. A $10,000 investment at inception on March 18, 1957, would have grown to $770,966 as of November 30 assuming a 4.75% sales charge and reinvestment of dividends and capital gains.

THE DECATUR STRATEGY
38 YEARS OF HARNESSING THE POWER OF DIVIDENDS
TOTAL RETURN SINCE MARCH 18, 1957


Dec. '80            Dow at 93
                    Interest Rates at All-Time Highs

Dec. '82            Worst Recession in 40 Years
                    Start of Great Bull Market of the 80s

Dec. '86            Dow Nears 2000

Dec. '87            Sharpest One-Day Decline in Market History

Dec. '90            Persian Gulf Crisis
                    Worldwide Recession

Dec. '94            Fed Begins Raising Short-Term Interest Rates

Nov. '95            Dow at 5,000
                      $722,594 with dividends reinvested
                      $342,197 = The Power of Dividend Reinvestment
                      $380,397 account value with dividends taken in cash

                                               DECATUR INCOME
                   DECATUR INCOME             FUND A ORIGINAL
                 FUND A RETURN FROM           INVESTMENT PLUS
                     DIVIDENDS                 CAPITAL GAINS              S&P 500
Dec. '76              66,326                       31,916                 48,698
Dec. '77              67,240                       30,523                 45,198
Dec. '78              69,015                       29,363                 48,146
Dec. '79              86,805                       35,420                 57,028
Dec. '80             108,002                       45,739                 75,531
Dec. '81             113,714                       49,823                 71,845
Dec. '82             142,905                       60,260                 87,293
Dec. '83             175,759                       79,982                106,898
Dec. '84             192,522                       89,699                113,547
Dec. '85             245,614                      120,787                149,477
Dec. '86             298,893                      156,944                177,304
Dec. '87             308,657                      170,760                186,487
Dec. '88             370,039                      197,498                217,252
Dec. '89             449,588                      243,899                285,880
Dec. '90             394,024                      200,858                276,976
Dec. '91             479,836                      232,755                360,999
Dec. '92             522,072                      255,409                388,463
Dec. '93             602,225                      312,499                427,443
Dec. '94             597,672                      304,996                433,245
Nov. '95             772,594                      380,397                581,910


DECATUR INCOME FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Performance of other Classes of Decatur Income Fund differs from the above due to differing charges and expenses. See pages 10 and 11 for complete performance information.

FINANCIAL
-----------------
STATEMENTS
-----------------

DELAWARE GROUP DECATUR FUND, INC. -
DECATUR INCOME FUND
STATEMENT OF NET ASSETS
NOVEMBER 30, 1995


                                                                     NUMBER           MARKET
                                                                    OF SHARES          VALUE
 COMMON STOCK - 83.94%
 AEROSPACE & DEFENSE - 1.46%
 General Dynamics . . . . . . . . . . . . . . . . . . . . . .        394,800      $ 23,539,950
                                                                                  ------------
                                                                                    23,539,950
                                                                                  ------------
 AUTOMOTIVES & AUTOMOTIVE PARTS - 2.95%
 Chrysler . . . . . . . . . . . . . . . . . . . . . . . . . .        520,812        27,017,123
 Ford Motor . . . . . . . . . . . . . . . . . . . . . . . . .        729,400        20,605,550
                                                                                  ------------
                                                                                    47,622,673
                                                                                  ------------
 BANKING, FINANCE & INSURANCE - 20.36%
 American General . . . . . . . . . . . . . . . . . . . . . .        573,200        19,417,150
 AmSouth Bancorp  . . . . . . . . . . . . . . . . . . . . . .        180,300         7,144,388
 Aon      . . . . . . . . . . . . . . . . . . . . . . . . . .        492,800        23,223,200
 Bank of Boston . . . . . . . . . . . . . . . . . . . . . . .        421,100        19,528,513
 Bank of New York . . . . . . . . . . . . . . . . . . . . . .         52,000         2,450,500
 Beneficial . . . . . . . . . . . . . . . . . . . . . . . . .        360,100        18,275,075
 Block (H&R)  . . . . . . . . . . . . . . . . . . . . . . . .        187,300         8,334,850
 Chase Manhattan  . . . . . . . . . . . . . . . . . . . . . .        479,700        29,201,738
 CIGNA    . . . . . . . . . . . . . . . . . . . . . . . . . .        174,800        19,228,000
 CoreStates Financial . . . . . . . . . . . . . . . . . . . .        200,000         7,750,000
 Crestar Financial  . . . . . . . . . . . . . . . . . . . . .        307,200        18,739,200
 First Chicago  . . . . . . . . . . . . . . . . . . . . . . .         35,300         2,453,350
 Fleet Financial Group  . . . . . . . . . . . . . . . . . . .        498,400        20,808,200
 Integra Financial  . . . . . . . . . . . . . . . . . . . . .          4,000           247,500
 Marsh & McLennan . . . . . . . . . . . . . . . . . . . . . .         81,200         7,044,100
 Mellon Bank  . . . . . . . . . . . . . . . . . . . . . . . .        352,700        18,869,450
 Meridian Bancorp . . . . . . . . . . . . . . . . . . . . . .        770,200        35,477,338
 NBD Bancorp  . . . . . . . . . . . . . . . . . . . . . . . .        108,600         4,167,525
 St. Paul . . . . . . . . . . . . . . . . . . . . . . . . . .        374,300        20,960,800
 UJB Financial  . . . . . . . . . . . . . . . . . . . . . . .        614,400        20,582,400
 U.S. Bancorp . . . . . . . . . . . . . . . . . . . . . . . .        724,500        24,587,719
                                                                                  ------------
                                                                                   328,490,996
                                                                                  ------------
 CABLE, MEDIA & PUBLISHING - 2.03%
 McGraw-Hill  . . . . . . . . . . . . . . . . . . . . . . . .        391,700        32,804,875
                                                                                  ------------
                                                                                    32,804,875
                                                                                  ------------
 CHEMICALS - 8.92%
 Dow Chemical . . . . . . . . . . . . . . . . . . . . . . . .        320,400        22,708,350
 DuPont (E.I.) deNemours  . . . . . . . . . . . . . . . . . .        567,500        37,738,750
 Imperial Chemical ADR  . . . . . . . . . . . . . . . . . . .        416,400        19,466,700
 Monsanto . . . . . . . . . . . . . . . . . . . . . . . . . .        310,900        35,598,050
 Witco    . . . . . . . . . . . . . . . . . . . . . . . . . .        924,300        28,422,225
                                                                                  ------------
                                                                                   143,934,075
                                                                                  ------------
 CONSUMER PRODUCTS - 0.32%
 UST      . . . . . . . . . . . . . . . . . . . . . . . . . .        156,500         5,105,813
                                                                                  ------------
                                                                                     5,105,813
                                                                                  ------------
 ELECTRONICS & ELECTRICAL - 2.55%
 General Electric . . . . . . . . . . . . . . . . . . . . . .        438,800        29,509,300
 Pitney Bowes . . . . . . . . . . . . . . . . . . . . . . . .        260,000        11,635,000
                                                                                  ------------
                                                                                    41,144,300
                                                                                  ------------
 ENERGY - 12.16%
 Amoco    . . . . . . . . . . . . . . . . . . . . . . . . . .        320,500        21,713,875
 Atlantic Richfield . . . . . . . . . . . . . . . . . . . . .        139,400        15,107,475
 Consolidated Natural Gas . . . . . . . . . . . . . . . . . .         12,500           554,688
 Dresser Industries . . . . . . . . . . . . . . . . . . . . .        579,000        13,678,875
 Exxon    . . . . . . . . . . . . . . . . . . . . . . . . . .        413,100        31,963,613
 Imperial Oil Limited . . . . . . . . . . . . . . . . . . . .        457,900        15,969,263
 McDermott International  . . . . . . . . . . . . . . . . . .        792,400        14,362,250
 Occidental Petroleum . . . . . . . . . . . . . . . . . . . .        705,100        15,600,338
 Sonat    . . . . . . . . . . . . . . . . . . . . . . . . . .        656,900        21,185,025
 Tenneco  . . . . . . . . . . . . . . . . . . . . . . . . . .        498,700        23,937,600
 Ultramar . . . . . . . . . . . . . . . . . . . . . . . . . .        874,900        22,091,225
                                                                                  ------------
                                                                                   196,164,227
                                                                                  ------------
 FOOD, BEVERAGE & TOBACCO - 5.77%
 General Mills  . . . . . . . . . . . . . . . . . . . . . . .        279,000        15,379,875
 Heinz (H.J.) . . . . . . . . . . . . . . . . . . . . . . . .        825,950        26,327,156
 Philip Morris  . . . . . . . . . . . . . . . . . . . . . . .        427,200        37,486,800
 RJR Nabisco Holdings . . . . . . . . . . . . . . . . . . . .        477,840        13,917,090
                                                                                  ------------
                                                                                    93,110,921
                                                                                  ------------
 HEALTHCARE & PHARMACEUTICALS - 7.39%
 American Home Products . . . . . . . . . . . . . . . . . . .        316,000        28,835,000
 Bristol-Myers Squibb . . . . . . . . . . . . . . . . . . . .        292,200        23,449,050
 Glaxo Wellcome PLC-ADR . . . . . . . . . . . . . . . . . . .        570,000        15,247,500
 SmithKline Beecham PLC-ADR Unit  . . . . . . . . . . . . . .        505,700        26,928,525
 Warner-Lambert . . . . . . . . . . . . . . . . . . . . . . .        277,700        24,784,725
                                                                                  ------------
                                                                                   119,244,800
                                                                                  ------------
 INDUSTRIAL MACHINERY - 2.94%
 Cooper Industries  . . . . . . . . . . . . . . . . . . . . .        691,900        25,254,350
 Minnesota Mining & Manufacturing . . . . . . . . . . . . . .        339,700        22,250,350
                                                                                  ------------
                                                                                    47,504,700
                                                                                  ------------
 PAPER & FOREST PRODUCTS - 2.94%
 Federal Paper Board  . . . . . . . . . . . . . . . . . . . .        352,000        18,304,000
 Kimberly-Clark . . . . . . . . . . . . . . . . . . . . . . .        187,200        14,391,000
 Union Camp . . . . . . . . . . . . . . . . . . . . . . . . .        300,200        14,747,325
                                                                                  ------------
                                                                                    47,442,325
                                                                                  ------------
 REAL ESTATE - 3.18%
 DeBartolo Realty . . . . . . . . . . . . . . . . . . . . . .        989,300        12,737,238
 Liberty Property Trust . . . . . . . . . . . . . . . . . . .        818,300        15,956,850
 Simon Property Group . . . . . . . . . . . . . . . . . . . .        973,400        22,631,550
                                                                                  ------------
                                                                                    51,325,638
                                                                                  ------------
 RETAIL - 2.79%
 May Department Stores  . . . . . . . . . . . . . . . . . . .        165,000         7,198,125
 Penney (J.C.)  . . . . . . . . . . . . . . . . . . . . . . .        808,700        37,907,813
                                                                                  ------------
                                                                                    45,105,938
                                                                                  ------------

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                                     NUMBER          MARKET
                                                                    OF SHARES         VALUE
 COMMON STOCK (CONTINUED)
 TRANSPORTATION & SHIPPING - 1.20%
 Norfolk Southern . . . . . . . . . . . . . . . . . . . . . .         32,100    $    2,527,875
 Union Pacific  . . . . . . . . . . . . . . . . . . . . . . .        249,400        16,896,850
                                                                                --------------
                                                                                    19,424,725
                                                                                --------------
 UTILITIES - 6.98%
 ALLTEL   . . . . . . . . . . . . . . . . . . . . . . . . . .        515,000        15,192,500
 BellSouth  . . . . . . . . . . . . . . . . . . . . . . . . .        220,000         8,552,500
 Frontier . . . . . . . . . . . . . . . . . . . . . . . . . .        571,500        14,787,563
 GTE      . . . . . . . . . . . . . . . . . . . . . . . . . .        379,400        16,171,925
 Houston Industries . . . . . . . . . . . . . . . . . . . . .        479,100        21,918,825
 NYNEX    . . . . . . . . . . . . . . . . . . . . . . . . . .        370,300        18,376,138
 Royal PTT Nederland-SP ADR . . . . . . . . . . . . . . . . .        500,000        17,687,500
                                                                                --------------
                                                                                   112,686,951
                                                                                --------------
 TOTAL COMMON STOCK
    (COST $1,176,006,611)   . . . . . . . . . . . . . . . . .                    1,354,652,907
                                                                                --------------

 PREFERRED STOCKS - 3.23%
 AUTOMOTIVES & AUTOMOTIVE PARTS - 1.04%
 General Motors $3.25 pfd cv "C"  . . . . . . . . . . . . . .        234,200        16,803,850
                                                                                --------------
                                                                                    16,803,850
                                                                                --------------
 BANKING, FINANCE & INSURANCE - 1.10%
 American Express 6.25% pfd cv  . . . . . . . . . . . . . . .        306,400        17,771,200
                                                                                --------------
                                                                                    17,771,200
                                                                                --------------
 METALS & MINING - 1.09%
 Freeport McMoRan Copper & Gold
    7.0% pfd cv   . . . . . . . . . . . . . . . . . . . . . .        620,900        17,540,425
                                                                                --------------
                                                                                    17,540,425
                                                                                --------------
 TOTAL PREFERRED STOCKS
    (cost of $42,872,250)   . . . . . . . . . . . . . . . . .                       52,115,475
                                                                                --------------
                                                                  PRINCIPAL          MARKET
                                                                    AMOUNT            VALUE
 CORPORATE BONDS - 10.03%
 AEROSPACE & DEFENSE - 0.33%
 BE Aerospace 9.75% sr nts 2003 . . . . . . . . . . . . . . .     $1,960,000         1,960,000
 Fairchild 12.25% sr sec nts 1999 . . . . . . . . . . . . . .      1,500,000         1,575,000
 Sequa 9.375% sr sub nts 2003 . . . . . . . . . . . . . . . .      2,000,000         1,802,500
                                                                                   -----------
                                                                                     5,337,500
                                                                                   -----------
 AUTOMOBILES & AUTOMOTIVE PARTS - 0.42%
 Exide 10.00% sr nts 2005 . . . . . . . . . . . . . . . . . .      2,000,000         2,150,000
 JPS Automotive Products
    11.125% sr nts 2001   . . . . . . . . . . . . . . . . . .      2,000,000         2,020,000
 SPX 11.75% sr sub nts 2002 . . . . . . . . . . . . . . . . .      2,500,000         2,681,250
                                                                                   -----------
                                                                                     6,851,250
                                                                                   -----------
 BANKING, FINANCE & INSURANCE - 0.29%
 AIM Management Group
    9.00% sr sec nts 2003   . . . . . . . . . . . . . . . . .      1,100,000         1,116,500
 UCC Investors 11.00% sr sub nts 2003 . . . . . . . . . . . .      2,500,000         2,565,625
 U.S. Banknote 11.625% sr nts 2002  . . . . . . . . . . . . .      1,500,000           930,000
                                                                                   -----------
                                                                                     4,612,125
                                                                                   -----------
 BUILDING & MATERIALS - 0.27%
 American Standard 10.875% sr nts 1999  . . . . . . . . . . .      2,750,000         3,025,000
 USG 8.50% sr nts 2005  . . . . . . . . . . . . . . . . . . .      1,250,000         1,284,375
                                                                                   -----------
                                                                                     4,309,375
                                                                                   -----------
 CABLE, MEDIA & PUBLISHING - 1.80%
 Cablevision Systems
    10.75% sr sub debs 2004   . . . . . . . . . . . . . . . .      1,500,000         1,582,500
 Century Communications
    11.875% sr sub debs 2003  . . . . . . . . . . . . . . . .      1,500,000         1,608,750
 Comcast Cellular 0.00% sr part nts 2000  . . . . . . . . . .      2,000,000         1,535,000
 Continental Cablevision
    9.00% sr deb 2008   . . . . . . . . . . . . . . . . . . .      1,000,000         1,042,500
 Continental Cablevision
    11.00% sr sub debs 2007   . . . . . . . . . . . . . . . .      2,600,000         2,892,500
 Galaxy Telecom 12.375% sr sub nts 2005 . . . . . . . . . . .      1,000,000           986,250
 IXC Communications 13.00% sr nts 2005  . . . . . . . . . . .      1,500,000         1,575,000
 Jones Intercable 9.625% sr nts 2002  . . . . . . . . . . . .      2,500,000         2,675,000
 K-III Communications
    10.625% sr sec nts 2002   . . . . . . . . . . . . . . . .      2,500,000         2,650,000
 Lamar Advertising
    11.00% sr sec nts 2003  . . . . . . . . . . . . . . . . .      1,495,000         1,526,769
 Paging Network
    10.125% sr sub nts 2007   . . . . . . . . . . . . . . . .      1,000,000         1,067,500
 Rogers Cablesystems
    10.00% sr sec nts 2005  . . . . . . . . . . . . . . . . .      2,500,000         2,612,500
 Rogers Cablesystems
    10.00% sr sec debs 2007   . . . . . . . . . . . . . . . .      1,350,000         1,397,250
 Rogers Cablesystems
    11.00% sr sub debs 2015   . . . . . . . . . . . . . . . .        840,000           869,400
*Sullivan Graphics
    12.75% sr sub nts 2005  . . . . . . . . . . . . . . . . .      2,000,000         2,002,500
 Telewest Communications PLC
    9.625% sr debs 2006   . . . . . . . . . . . . . . . . . .      3,000,000         3,000,000
                                                                                   -----------
                                                                                    29,023,419
                                                                                   -----------
 CHEMICALS - 0.66%
 Carbide/Graphite Group
    11.50% sr nts 2003  . . . . . . . . . . . . . . . . . . .      1,818,000         1,958,895
 Huntsman 11.00% 1st mtg nts 2004 . . . . . . . . . . . . . .      2,500,000         2,790,625
 Interlakes 12.00% sr nts 2001  . . . . . . . . . . . . . . .      1,500,000         1,485,000
 NL Industries 11.75% sr sec nts 2003 . . . . . . . . . . . .      1,290,000         1,378,688
 Polymer Group 12.25% sr nts 2002 . . . . . . . . . . . . . .      2,000,000         2,062,500
 Scotts 9.875% sr sub nts 2004  . . . . . . . . . . . . . . .        950,000         1,017,688
                                                                                   -----------
                                                                                    10,693,396
                                                                                   -----------
 COMPUTERS & TECHNOLOGY - 0.15%
 Unisys 13.50% credit-sensitive nts1997 . . . . . . . . . . .      2,500,000         2,437,500
                                                                                   -----------
                                                                                     2,437,500
                                                                                   -----------
 CONSUMER PRODUCTS - 0.16%
 American Safety Razor
    9.875% sr nts 2005  . . . . . . . . . . . . . . . . . . .      1,000,000           995,000
 Revlon 9.50% sr nts 1999 . . . . . . . . . . . . . . . . . .      1,500,000         1,515,000
                                                                                   -----------
                                                                                     2,510,000
                                                                                   -----------

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                                  PRINCIPAL          MARKET
                                                                   AMOUNT            VALUE
 CORPORATE BONDS (CONTINUED)
 ELECTRONICS & ELECTRICAL - 0.41%
 CAI Wireless Systems 12.25% sr nts 2002  . . . . . . . . . .     $1,500,000       $ 1,576,875
 Essex Group 10.00% sr nts 2003 . . . . . . . . . . . . . . .      1,450,000         1,421,000
 IMO Industries 12.00% sr sub debs 2001 . . . . . . . . . . .      2,000,000         2,047,500
 Mark IV Industries 8.75% sub debs 2003 . . . . . . . . . . .      1,500,000         1,560,000
                                                                                   -----------
                                                                                     6,605,375
                                                                                   -----------
 ENERGY - 0.19%
 California Energy 9.875% sr sec nts 2003 . . . . . . . . . .      1,500,000         1,556,250
 Gulf Canada Resources
    9.25% sr sub debs 2004  . . . . . . . . . . . . . . . . .      1,500,000         1,511,250
                                                                                   -----------
                                                                                     3,067,500
                                                                                   -----------
 ENVIRONMENTAL SERVICES - 0.24%
 Allied Waste Industrial
    12.00% sr sub nts 2004  . . . . . . . . . . . . . . . . .      1,500,000         1,620,000
 Global Marine 12.75% sr sec nts 1999 . . . . . . . . . . . .      2,000,000         2,210,000
                                                                                   -----------
                                                                                     3,830,000
                                                                                   -----------
 FOOD, BEVERAGE & TOBACCO - 0.57%
 Chiquita Brands 11.50% sub nts 2001  . . . . . . . . . . . .      2,250,000         2,385,000
 Mafco 11.875% sr sub nts 2002  . . . . . . . . . . . . . . .      2,800,000         2,863,000
 PMI Acquisition 10.25% sr sub nts 2003 . . . . . . . . . . .      3,000,000         3,075,000
 Specialty Foods 11.125% sr nts 2002  . . . . . . . . . . . .        850,000           807,500
                                                                                   -----------
                                                                                     9,130,500
                                                                                   -----------
 HEALTHCARE & PHARMACEUTICALS - 0.59%
 Columbia/HCA Healthcare
    6.41% nts 2000  . . . . . . . . . . . . . . . . . . . . .      1,500,000         1,522,500
 Columbia/HCA Healthcare
    6.91% nts 2005  . . . . . . . . . . . . . . . . . . . . .      2,000,000         2,045,000
 HEALTHSOUTH Rehabilitation
    9.50% sr sub nts 2001   . . . . . . . . . . . . . . . . .      2,500,000         2,665,625
 Tenet Healthcare
    10.125% sr sub nts 2005   . . . . . . . . . . . . . . . .      2,980,000         3,244,475
                                                                                   -----------
                                                                                     9,477,600
                                                                                   -----------
 LEISURE, LODGING & ENTERTAINMENT - 0.96%
 ACT III Theatres 11.875% sr sub nts 2003 . . . . . . . . . .      2,150,000         2,311,250
 AMC Entertainment
    11.875% sr sub nts 2000   . . . . . . . . . . . . . . . .      3,000,000         3,360,000
 Aztar 11.00% sr sub nts 2002 . . . . . . . . . . . . . . . .      2,500,000         2,493,750
 Bally's Grand 10.375% 1st mtg 2003 . . . . . . . . . . . . .      2,000,000         2,015,000
*Calmar 11.50% sr sub nts 2005  . . . . . . . . . . . . . . .      1,000,000         1,010,000
 Cinemark U.S.A. 12.00% sr nts 2002 . . . . . . . . . . . . .      2,000,000         2,180,000
 MGM Grand Hotel Finance
    12.00% 1st mtg nts 2002   . . . . . . . . . . . . . . . .      2,000,000         2,202,500
                                                                                   -----------
                                                                                    15,572,500
                                                                                   -----------
 METALS & MINING - 0.72%
 AK Steel 10.75% sr nts 2004  . . . . . . . . . . . . . . . .      3,300,000         3,638,250
 Armco 11.375% sr nts 1999  . . . . . . . . . . . . . . . . .      1,250,000         1,303,125
 G.S. Technologies 12.25% sr nts 2005 . . . . . . . . . . . .      3,000,000         3,007,500
 Magma Copper 8.70% sr sub nts 2005 . . . . . . . . . . . . .      1,500,000         1,503,750
 U.S. Can 13.50% sr sub nts 2002  . . . . . . . . . . . . . .      2,000,000         2,190,000
                                                                                   -----------
                                                                                    11,642,625
                                                                                   -----------
 PACKAGING & CONTAINERS - 0.34%
 Container Corporation of America
    11.25% sr nts 2004  . . . . . . . . . . . . . . . . . . .      2,000,000         2,080,000
 Gaylord Container 11.50% sr nts 2001 . . . . . . . . . . . .      1,500,000         1,545,000
 Stone Container 12.625% sr nts 1998  . . . . . . . . . . . .      1,000,000         1,085,000
 Stone Container
    10.75% 1st mtg nts 2002   . . . . . . . . . . . . . . . .        785,000           806,588
                                                                                 -------------
                                                                                     5,516,588
                                                                                 -------------
 PAPER & FOREST PRODUCTS - 0.75%
 Doman Industries Limited
    8.75% sr nts 2004   . . . . . . . . . . . . . . . . . . .      3,000,000         2,887,500
 Domtar 11.75% sr nts 1999  . . . . . . . . . . . . . . . . .      1,000,000         1,110,000
 Ivex Packaging 12.50% sr sub nts 2002  . . . . . . . . . . .      1,330,000         1,409,800
 Owens-Illinois
    11.00% sr amortizing debs 2003  . . . . . . . . . . . . .      2,000,000         2,235,000
 Pacific Lumber 10.50% sr nts 2003  . . . . . . . . . . . . .      2,000,000         1,900,000
 Repapa New Brunswick
    10.625% sr sec nts 2005   . . . . . . . . . . . . . . . .      2,000,000         2,000,000
 Repapa Wisconsin 9.25% sr nts 2002 . . . . . . . . . . . . .        625,000           603,125
                                                                                 -------------
                                                                                    12,145,425
                                                                                 -------------
 RETAIL - 0.49%
 Cort Furniture Rental 12.00% sr nts 2000 . . . . . . . . . .      1,679,000         1,813,320
 Fleming 10.625% sr nts 2001  . . . . . . . . . . . . . . . .      2,000,000         2,115,000
 Grand Union 12.00% sr nts 2004 . . . . . . . . . . . . . . .        660,000           582,450
 Penn Traffic 10.25% sr nts 2002  . . . . . . . . . . . . . .      1,500,000         1,391,250
 Ralph's Grocery 10.45% sr nts 2004 . . . . . . . . . . . . .      2,000,000         1,965,000
                                                                                 -------------
                                                                                     7,867,020
                                                                                 -------------
 TEXTILES & FURNITURE - 0.16%
 Westpoint Stevens
    9.375% sr sub deb 2005  . . . . . . . . . . . . . . . . .      2,500,000         2,525,000
                                                                                 -------------
                                                                                     2,525,000
                                                                                 -------------
 TRANSPORTATION & SHIPPING - 0.21%
 Trans Ocean Container
    12.25% sr sub nts 2004  . . . . . . . . . . . . . . . . .        600,000           624,000
 Viking Star Shipping
    9.625% 1st pfd ship mgt nts 2003  . . . . . . . . . . . .      2,625,000         2,710,313
                                                                                 -------------
                                                                                     3,334,313
                                                                                 -------------
 UTILITIES - 0.23%
 Midland Funding II 11.75% debs 2005  . . . . . . . . . . . .      2,000,000         2,107,500
 Pronet 11.875% sr sub nts 2005 . . . . . . . . . . . . . . .      1,000,000         1,082,500
 Rogers Cantel Mobile Communications
    11.125% sr sub nts 2002   . . . . . . . . . . . . . . . .        550,000           584,375
                                                                                 -------------
                                                                                     3,774,375
                                                                                 -------------
 MISCELLANEOUS - 0.09%
 Graphic Controls 12.00% sr sub nts 2005  . . . . . . . . . .      1,500,000         1,531,875
                                                                                 -------------
                                                                                     1,531,875
                                                                                 -------------
 TOTAL CORPORATE BONDS
    (COST $157,920,341)  . . .  . . . . . . . . . . . . . . .                      161,795,261
                                                                                 -------------

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                                  PRINCIPAL          MARKET
                                                                   AMOUNT            VALUE
 REPURCHASE AGREEMENTS - 2.13%
 With Chase Manhattan 5.875% 12/1/95
    (dated 11/30/95, collateralized by
    $12,136,000 U.S. Treasury Notes
    6.125% due 5/31/97, market value
    $12,253,591 . . . . . . . . . . . . . . . . . . . . . . .    $11,943,000    $   11,943,000
 With Morgan (J.P.) 5.875% 12/1/95
    (dated 11/30/95, collateralized by
    $11,254,000 U.S. Treasury Notes
    6.50% due 4/30/97, market
    value $11,479,592   . . . . . . . . . . . . . . . . . . .     11,240,000        11,240,000
 With PaineWebber 5.85% 12/1/95
    (dated 11/30/95, collateralized by
    $11,444,000 U.S. Treasury Notes
    5.625% due 11/30/00, market
    value $11,490,113   . . . . . . . . . . . . . . . . . . .     11,240,000        11,240,000
                                                                                --------------
 TOTAL REPURCHASE AGREEMENTS
    (COST $34,423,000)  . . . . . . . . . . . . . . . . . . .                       34,423,000
                                                                                --------------
 TOTAL MARKET VALUE OF SECURITIES
    OWNED - 99.33% (COST $1,411,222,202)  . . . . . . . . . .                    1,602,986,643
 RECEIVABLE AND OTHER ASSETS
    NET OF LIABILITIES - 0.67%  . . . . . . . . . . . . . . .                       10,784,950
                                                                                --------------
 NET ASSETS APPLICABLE TO 84,613,952
    SHARES ($1 PAR VALUE) OUTSTANDING;
    PER SHARE - 100.00%   . . . . . . . . . . . . . . . . . .                   $1,613,771,593
                                                                                ==============
 NET ASSETS VALUE -
    DECATUR INCOME FUND A CLASS
    ($1,382,692,713 / 72,488,322 SHARES)  . . . . . . . . . .                           $19.07
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR INCOME FUND B CLASS
    ($19,664,856 / 1,033,579 SHARES)  . . . . . . . . . . . .                           $19.03
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR INCOME FUND C CLASS
    ($5,019 / 263 SHARES)   . . . . . . . . . . . . . . . . .                           $19.08
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR INCOME FUND INSTITUTIONAL CLASS
    ($211,409,005 / 11,091,788 SHARES) . . .  . . . . . . . .                           $19.06
                                                                                        ======

------------------
* These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1995, these securities amounted to $3,012,500 or 0.19% of net assets.

SUMMARY OF ABBREVIATIONS:

           cv - convertible            part - participation
          deb - debenture               pfd - preferred
         disc - discount                sec - secured
          mtg - mortgage                 sr - senior
          nts - notes                   sub - subordinated

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
Common stock, $1 par value, 500,000,000 shares
    authorized to the Fund with 350,000,000 shares
    allocated to Decatur Income Fund A Class,
    50,000,000 shares allocated to Decatur Income
    Fund B Class, 50,000,000 shares allocated to
    Decatur Income Fund C Class and 50,000,000
    shares allocated to Decatur Income Fund
    Institutional Class   . . . . . . . . . . . . . . . . . .                   $1,310,001,894
    Accumulated undistributed income:
      Net investment income   . . . . . . . . . . . . . . . .                        3,740,547
      Net realized gain on investments  . . . . . . . . . . .                      108,264,711
      Net unrealized appreciation of investments  . . . . . .                      191,764,441
                                                                                --------------
    Total net assets . . . . . . . . . . . . . . . . . . . .                    $1,613,771,593
                                                                                ==============

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC. -
DECATUR TOTAL RETURN FUND
STATEMENT OF NET ASSETS
NOVEMBER 30, 1995

                                                                     NUMBER          MARKET
                                                                    OF SHARES         VALUE
 COMMON STOCK - 96.44%
 AEROSPACE & DEFENSE - 1.44%
 General Dynamics . . . . . . . . . . . . . . . . . . . . . .        135,300         8,067,263
                                                                               ---------------
                                                                                     8,067,263
                                                                               ---------------
 AUTOMOTIVES & AUTOMOTIVE PARTS - 4.49%
 Chrysler . . . . . . . . . . . . . . . . . . . . . . . . . .        234,516        12,165,518
 Ford Motor . . . . . . . . . . . . . . . . . . . . . . . . .        220,000         6,215,000
 Genuine Parts  . . . . . . . . . . . . . . . . . . . . . . .        167,645         6,768,667
                                                                               ---------------
                                                                                    25,149,185
                                                                               ---------------
 BANKING, FINANCE & INSURANCE - 22.56%
 American General . . . . . . . . . . . . . . . . . . . . . .        219,900         7,449,113
 AmSouth Bancorporation . . . . . . . . . . . . . . . . . . .         96,300         3,815,888
 Aon      . . . . . . . . . . . . . . . . . . . . . . . . . .        167,200         7,879,300
 Bank of Boston . . . . . . . . . . . . . . . . . . . . . . .        164,100         7,610,138
 Bank of New York . . . . . . . . . . . . . . . . . . . . . .         20,500           966,063
 Beneficial . . . . . . . . . . . . . . . . . . . . . . . . .        127,500         6,470,625
 Block (H. & R.)  . . . . . . . . . . . . . . . . . . . . . .         71,300         3,172,850
 Chase Manhattan  . . . . . . . . . . . . . . . . . . . . . .        173,700        10,573,988
 CIGNA    . . . . . . . . . . . . . . . . . . . . . . . . . .         65,900         7,249,000
 CoreStates Financial . . . . . . . . . . . . . . . . . . . .        108,000         4,185,000
 Crestar Financial  . . . . . . . . . . . . . . . . . . . . .        125,400         7,649,400
 First Chicago  . . . . . . . . . . . . . . . . . . . . . . .         13,600           945,200
 Fleet Financial Group  . . . . . . . . . . . . . . . . . . .        191,400         7,990,950
 Integra Financial  . . . . . . . . . . . . . . . . . . . . .          1,200            74,250
 Marsh & McLennan . . . . . . . . . . . . . . . . . . . . . .         79,600         6,905,300
 Mellon Bank  . . . . . . . . . . . . . . . . . . . . . . . .        136,000         7,276,000
 Meridian Bancorp . . . . . . . . . . . . . . . . . . . . . .        216,300         9,963,319
 NBD Bancorp  . . . . . . . . . . . . . . . . . . . . . . . .         42,200         1,619,425
 St. Paul . . . . . . . . . . . . . . . . . . . . . . . . . .        153,900         8,618,400
 UJB Financial  . . . . . . . . . . . . . . . . . . . . . . .        197,200         6,606,200
 U.S. Bancorp . . . . . . . . . . . . . . . . . . . . . . . .        278,200         9,441,413
                                                                               ---------------
                                                                                   126,461,822
                                                                               ---------------

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                                     NUMBER           MARKET
                                                                    OF SHARES          VALUE
 COMMON STOCK (CONTINUED)
 CABLE, MEDIA & PUBLISHING - 2.43%
 McGraw-Hill  . . . . . . . . . . . . . . . . . . . . . . . .        162,400       $13,601,000
                                                                                   -----------
                                                                                    13,601,000
                                                                                   -----------
 CHEMICALS - 9.43%
 Dow Chemical . . . . . . . . . . . . . . . . . . . . . . . .        102,000         7,229,250
 DuPont (E.I.) deNemours  . . . . . . . . . . . . . . . . . .        220,200        14,643,300
 Imperial Chemical PLC-ADR  . . . . . . . . . . . . . . . . .        157,900         7,381,825
 Monsanto . . . . . . . . . . . . . . . . . . . . . . . . . .        126,100        14,438,450
 Witco    . . . . . . . . . . . . . . . . . . . . . . . . . .        299,100         9,197,325
                                                                                   -----------
                                                                                    52,890,150
                                                                                   -----------
 CONSUMER PRODUCTS - 0.45%
 UST      . . . . . . . . . . . . . . . . . . . . . . . . . .         77,900         2,541,488
                                                                                   -----------
                                                                                     2,541,488
                                                                                   -----------
 ELECTRONICS & ELECTRICAL - 5.46%
 General Electric . . . . . . . . . . . . . . . . . . . . . .        157,200        10,571,700
 Hubbell-Class B  . . . . . . . . . . . . . . . . . . . . . .         97,600         5,965,800
 Pitney Bowes . . . . . . . . . . . . . . . . . . . . . . . .        175,000         7,831,250
 Thomas & Betts . . . . . . . . . . . . . . . . . . . . . . .         85,200         6,251,550
                                                                                   -----------
                                                                                    30,620,300
                                                                                   -----------
 ENERGY - 13.90%
 Amoco    . . . . . . . . . . . . . . . . . . . . . . . . . .        139,700         9,464,675
 Atlantic Richfield . . . . . . . . . . . . . . . . . . . . .         60,000         6,502,500
 Dresser Industries . . . . . . . . . . . . . . . . . . . . .        334,700         7,907,288
 Exxon    . . . . . . . . . . . . . . . . . . . . . . . . . .        168,500        13,037,688
 Imperial Oil Limited . . . . . . . . . . . . . . . . . . . .        185,700         6,476,288
 McDermott International  . . . . . . . . . . . . . . . . . .        303,300         5,497,313
 Mobil    . . . . . . . . . . . . . . . . . . . . . . . . . .         56,300         5,876,313
 Occidental Petroleum . . . . . . . . . . . . . . . . . . . .        302,800         6,699,450
 Sonat    . . . . . . . . . . . . . . . . . . . . . . . . . .        192,000         6,192,000
 Tenneco  . . . . . . . . . . . . . . . . . . . . . . . . . .        213,700        10,257,600
                                                                                   -----------
                                                                                    77,911,115
                                                                                   -----------
 FOOD, BEVERAGE & TOBACCO - 6.07%
 General Mills  . . . . . . . . . . . . . . . . . . . . . . .        118,000         6,504,750
 Heinz (H.J.) . . . . . . . . . . . . . . . . . . . . . . . .        318,350        10,147,406
 Philip Morris  . . . . . . . . . . . . . . . . . . . . . . .        131,000        11,495,250
 RJR Nabisco Holdings . . . . . . . . . . . . . . . . . . . .        201,220         5,860,533
                                                                                   -----------
                                                                                    34,007,939
                                                                                   -----------
 HEALTHCARE & PHARMACEUTICALS - 7.99%
 American Home Products . . . . . . . . . . . . . . . . . . .        122,000        11,132,500
 Bristol-Myers Squibb . . . . . . . . . . . . . . . . . . . .        122,000         9,790,500
 Glaxo Wellcome PLC-ADR . . . . . . . . . . . . . . . . . . .        213,800         5,719,150
 SmithKline Beecham PLC-ADR Unit  . . . . . . . . . . . . . .        180,600         9,616,950
 Warner-Lambert . . . . . . . . . . . . . . . . . . . . . . .         95,500         8,523,375
                                                                                   -----------
                                                                                    44,782,475
                                                                                   -----------
 INDUSTRIAL MACHINERY - 2.81%
 Cooper Industries  . . . . . . . . . . . . . . . . . . . . .        221,600         8,088,400
 Minnesota Mining & Manufacturing . . . . . . . . . . . . . .        116,600         7,637,300
                                                                                   -----------
                                                                                    15,725,700
                                                                                   -----------
 METALS & MINING - 1.32%
 Freeport-McMoRan Copper & Gold Class B . . . . . . . . . . .        272,764         7,398,723
                                                                                   -----------
                                                                                     7,398,723
                                                                                   -----------
 PAPER & FOREST PRODUCTS - 3.96%
 Federal Paper Board  . . . . . . . . . . . . . . . . . . . .        140,000         7,280,000
 Kimberly-Clark . . . . . . . . . . . . . . . . . . . . . . .         90,000         6,918,750
 Union Camp . . . . . . . . . . . . . . . . . . . . . . . . .        163,500         8,031,938
                                                                                   -----------
                                                                                    22,230,688
                                                                                   -----------
 RETAIL - 2.61%
 May Department Stores  . . . . . . . . . . . . . . . . . . .         65,000         2,835,625
 Penney (J.C.)  . . . . . . . . . . . . . . . . . . . . . . .        251,400        11,784,375
                                                                                   -----------
                                                                                    14,620,000
                                                                                   -----------
 TRANSPORTATION &RELATED - 1.17%
 Union Pacific  . . . . . . . . . . . . . . . . . . . . . . .         97,200         6,585,300
                                                                                   -----------
                                                                                     6,585,300
                                                                                   -----------
 UTILITIES - 10.35%
 ALLTEL   . . . . . . . . . . . . . . . . . . . . . . . . . .        227,800         6,720,100
 BellSouth  . . . . . . . . . . . . . . . . . . . . . . . . .        188,800         7,339,600
 FPL Group  . . . . . . . . . . . . . . . . . . . . . . . . .         62,000         2,689,250
 Frontier . . . . . . . . . . . . . . . . . . . . . . . . . .        209,400         5,418,225
 GTE      . . . . . . . . . . . . . . . . . . . . . . . . . .        170,200         7,254,775
 Houston Industries . . . . . . . . . . . . . . . . . . . . .        131,200         6,002,400
 PECO Energy  . . . . . . . . . . . . . . . . . . . . . . . .         95,000         2,755,000
 Royal PTT Nederland-SP ADR . . . . . . . . . . . . . . . . .        200,000         7,075,000
 SBC Communications . . . . . . . . . . . . . . . . . . . . .        128,000         6,912,000
 Williams . . . . . . . . . . . . . . . . . . . . . . . . . .        140,000         5,880,000
                                                                                   -----------
                                                                                    58,046,350
                                                                                   -----------
 TOTAL COMMON STOCK
    (COST 465,031,067)  . . . . . . . . . . . . . . . . . . .                      540,639,498
                                                                                   -----------

 PREFERRED STOCKS - 0.83%
 AUTOMOTIVES & AUTOMOTIVE PARTS - 0.83%
 General Motors $3.25 pfd cv C  . . . . . . . . . . . . . . .         65,000         4,663,750
                                                                                   -----------
 TOTAL PREFERRED STOCK
    (COST 3,620,271)  . . . . . . . . . . . . . . . . . . . .                        4,663,750
                                                                                   -----------


                                                                  PRINCIPAL          MARKET
                                                                   AMOUNT            VALUE
 REPURCHASE AGREEMENTS - 2.39%
 With Chase Manhattan 5.875% 12/1/95
    (dated 11/30/95, collateralized by
    $4,720,000 U.S. Treasury Notes
    6.125% due 5/31/97, market value
    $4,765,798  . . . . . . . . . . . . . . . . . . . . . . .     $4,645,000         4,645,000
 With Morgan (J.P.) 5.875% 12/1/95
    (dated 11/30/95, collateralized by
    $4,376,000 U.S. Treasury Notes
    6.50% due 4/30/97, market value
    $4,464,172  . . . . . . . . . . . . . . . . . . . . . . .      4,371,000         4,371,000

DECATUR TOTAL RETURN FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                                  PRINCIPAL          MARKET
                                                                   AMOUNT             VALUE
 REPURCHASE AGREEMENTS (CONTINUED)
 With PaineWebber 5.85% 12/1/95
    (dated 11/30/95, collateralized by
    $4,450,000 U.S. Treasury Notes
    5.625% due 11/30/00, market
    value $4,468,264  . . . . . . . . . . . . . . . . . . . .     $4,371,000      $  4,371,000
                                                                                  ------------
 TOTAL REPURCHASE AGREEMENTS
    (COST $13,387,000)  . . . . . . . . . . . . . . . . . . .                       13,387,000
                                                                                  ------------

 TOTAL MARKET VALUE OF SECURITIES
    OWNED - 99.66% (COST $482,038,338)  . . . . . . . . . . .                      558,690,248
 RECEIVABLE AND OTHER ASSETS
    NET OF LIABILITIES - 0.34%  . . . . . . . . . . . . . . .                        1,921,356
                                                                                  ------------
 NET ASSETS APPLICABLE TO 35,913,341
    SHARES ($1 PAR VALUE) OUTSTANDING;
    PER SHARE - 100.00%   . . . . . . . . . . . . . . . . . .                     $560,611,604
                                                                                  ============

 NET ASSETS VALUE -
    DECATUR TOTAL RETURN FUND A CLASS
    ($534,341,867 / 34,229,185 SHARES)  . . . . . . . . . . .                           $15.61
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR TOTAL RETURN FUND B CLASS
    ($14,744,372 / 947,553 SHARES)  . . . . . . . . . . . . .                           $15.56
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR TOTAL RETURN FUND C CLASS
    ($5,028 / 322 SHARES)   . . . . . . . . . . . . . . . . .                           $15.61
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
    ($11,520,337 / 736,281 SHARES)  . . . . . . . . . . . . .                           $15.65
                                                                                        ======
------------------
COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
Common stock, $1 par value, 250,000,000 shares
    authorized to the Fund with 100,000,000 shares
    allocated to Decatur Total Return Fund A Class,
    50,000,000 shares allocated to Decatur Total
    Return Fund B Class, 50,000,000 shares allocated
    to Decatur Total Return Fund C Class and 50,000,000
    shares allocated to Decatur Total Return Fund
    Institutional Class   . . . . . . . . . . . . . . . . . .                     $434,529,899
Accumulated undistributed income:
    Net investment income   . . . . . . . . . . . . . . . . .                        3,462,778
    Net realized gain on investments  . . . . . . . . . . . .                       45,967,017
    Net unrealized appreciation of investments  . . . . . . .                       76,651,910
                                                                                  ------------
Total net assets  . . . . . . . . . . . . . . . . . . . . . .                     $560,611,604
                                                                                  ============

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995

                                                                   DECATUR       DECATUR TOTAL
                                                                 INCOME FUND      RETURN FUND
INVESTMENT INCOME:
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 53,611,573      $ 17,907,081
Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .     18,007,218           973,447
                                                                ------------      ------------
                                                                  71,618,791        18,880,528
                                                                ------------      ------------

EXPENSES:
Management fees . . . . . . . . . . . . . . . . . . . . . . .      7,182,707         2,859,001
Dividend disbursing and transfer agent
    fees and expenses   . . . . . . . . . . . . . . . . . . .      2,280,425           804,735
Distribution expenses . . . . . . . . . . . . . . . . . . . .      1,758,447         1,464,746
Reports to shareholders . . . . . . . . . . . . . . . . . . .        380,715           210,643
Salaries  . . . . . . . . . . . . . . . . . . . . . . . . . .        364,938           119,992
Taxes (other than taxes on income)  . . . . . . . . . . . . .        168,025            55,925
Federal and state registration fees . . . . . . . . . . . . .         62,000            50,909
Professional fees . . . . . . . . . . . . . . . . . . . . . .         54,427            33,145
Custodian fees  . . . . . . . . . . . . . . . . . . . . . . .         31,071            33,929
Directors' fees . . . . . . . . . . . . . . . . . . . . . . .         30,335            30,335
Other     . . . . . . . . . . . . . . . . . . . . . . . . . .        244,044           119,037
                                                                ------------      ------------
                                                                  12,557,134         5,782,397
                                                                ------------      ------------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . .     59,061,657        13,098,131
                                                                ------------      ------------

NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS:
Net realized gain from
    security transactions   . . . . . . . . . . . . . . . . .    117,113,362        47,547,702
Net unrealized appreciation of
    investments during the period   . . . . . . . . . . . . .    217,167,735        81,983,460
                                                                ------------      ------------
NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS   . . . . . . . . . . . . . . . . . .    334,281,097       129,531,162
                                                                ------------      ------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS   . . . . . . . . . . . . . . .   $393,342,754      $142,629,293
                                                                ============      ============

                                                                    DECATUR       DECATUR TOTAL
                                                                  INCOME FUND      RETURN FUND
                                                                    A CLASS          A CLASS
NET ASSET VALUE AND OFFERING PRICE
    PER SHARE:
Net asset value per share (A) . . . . . . . . . . . . . . . .         $19.07            $15.61
Sale charges (4.75% of offering price,
    or 4.98% and 5.00% of amount
    invested per share, respectively) (B)   . . . . . . . . .           0.95              0.78
                                                                      ------            ------
Offering price  . . . . . . . . . . . . . . . . . . . . . . .         $20.02            $16.39
                                                                      ======            ======

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption of repurchase of shares.
(B) See How to Buy Shares in the current Prospectus, for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED 11/30/95
                                                                ------------------------------
                                                                  DECATUR        DECATUR TOTAL
                                                                INCOME FUND       RETURN FUND
                                                                ------------      ------------
 OPERATIONS:
 Net investment income  . . . . . . . . . . . . . . . . . . . $   59,061,657      $ 13,098,131
 Net realized gain from
    security transactions   . . . . . . . . . . . . . . . . .    117,113,362        47,547,702
 Net appreciation
    during the period   . . . . . . . . . . . . . . . . . . .    217,167,735        81,983,460
                                                              --------------      ------------
 Net increase in net assets
    resulting from operations   . . . . . . . . . . . . . . .    393,342,754       142,629,293
                                                              --------------      ------------

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .    (51,112,035)      (12,097,109)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .       (320,672)         (114,525)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     (7,925,823)         (181,571)
 Net realized gain from security transactions:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .    (30,907,169)      (13,655,359)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        (85,820)          (70,859)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     (4,868,512)          (46,914)
                                                              --------------      ------------
                                                                 (95,220,031)      (26,166,337)
                                                              --------------      ------------

 CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
    A Class  . .  . . . . . . . . . . . . . . . . . . . . . .     65,059,932        78,281,294
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .     15,750,776        11,806,856
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .          5,030             5,030
    Institutional Class   . . . . . . . . . . . . . . . . . .     43,751,896         7,957,834
 Net asset value of shares issued upon
    reinvestment of dividends from
    net investment income and realized
    securities profits:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .     70,989,710        24,347,338
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        305,545           171,844
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     12,326,277           228,573
                                                              --------------      ------------
                                                                 208,189,166       122,798,769
                                                              --------------      ------------
Cost of shares repurchased:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .   (167,065,887)      (83,705,933)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .     (1,184,376)         (616,336)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .    (63,043,722)         (291,178)
                                                              --------------      ------------
                                                                (231,293,985)      (84,613,447)
                                                              --------------      ------------
Increase (Decrease) in net assets
    derived from capital share
    transactions  . . . . . . . . . . . . . . . . . . . . . .    (23,104,819)       38,185,322
                                                              --------------      ------------
NET INCREASE IN NET ASSETS  . . . . . . . . . . . . . . . . .    275,017,904       154,648,278

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . .  1,338,753,689       405,963,326
                                                              --------------      ------------
End of period (including undistributed
    net investment income of $3,740,547
    and $3,462,778, respectively)    . . . . . . . . . . . .  $1,613,771,593      $560,611,604
                                                              ==============      ============

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED 11/30/94
                                                               -------------------------------
                                                                  DECATUR        DECATUR TOTAL
                                                                INCOME FUND       RETURN FUND
                                                               -------------     -------------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . $   57,328,491      $ 12,298,767
Net realized gain from
    security transactions   . . . . . . . . . . . . . . . . .     36,051,478        13,432,223
Net depreciation during the period  . . . . . . . . . . . . .    (97,720,373)      (25,513,930)
                                                              --------------      ------------
Net increase (decrease) in net assets
    resulting from operations   . . . . . . . . . . . . . . .     (4,340,404)          217,060
                                                              --------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .    (66,582,316)      (13,809,161)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        (15,826)           (2,634)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     (7,995,057)          (39,777)
Net realized gain from
    security transactions:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .   (144,029,198)      (49,579,695)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .             --          (105,220)
                                                              ---------------     ------------
                                                                (218,622,397)      (63,536,487)
                                                              ---------------     ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .     56,739,570        43,830,883
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .      2,858,350         1,802,152
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     34,055,194           686,198
Net asset value of shares issued upon
    reinvestment of dividends from net
    investment income and realized
    securities profits:
    A Class  . .  . . . . . . . . . . . . . . . . . . . . . .    187,326,243        60,129,721
    B Class  . .  . . . . . . . . . . . . . . . . . . . . . .         10,142             2,465
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .      7,137,272           144,998
                                                              --------------      ------------
                                                                 288,126,771       106,596,417
                                                              --------------      ------------
Cost of shares repurchased:
    A Class  . .  . . . . . . . . . . . . . . . . . . . . . .   (174,051,022)      (69,644,135)
    B Class  . .  . . . . . . . . . . . . . . . . . . . . . .           (261)               --
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .    (64,552,660)         (488,748)
                                                              --------------      ------------
                                                                (238,603,943)      (70,132,883)
                                                              --------------      ------------
Increase in net assets derived from
    capital share transactions  . . . . . . . . . . . . . . .     49,522,828        36,463,534
                                                              --------------      ------------
NET DECREASE IN NET ASSETS  . . . . . . . . . . . . . . . . .   (173,439,973)      (26,855,893)

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . .  1,512,193,662       432,819,219
                                                              --------------      ------------
End of period (including undistributed
    net investment income of
    $4,037,420 and $2,757,852,
    respectively)   . . . . . . . . . . . . . . . . . . . . . $1,338,753,689      $405,963,326
                                                              ==============      ============

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995

Delaware Group Decatur Fund, Inc. ("the Company"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Company is organized as a Maryland Corporation and offers two series, the Decatur Income Fund and the Decatur Total Return Fund (the "Funds"). Each series offers four classes of shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with general accounting principles and are consistently followed by the Funds:

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 PM on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

FEDERAL INCOME TAXES - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

REPURCHASE AGREEMENTS - Each Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Funds' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

CLASS ACCOUNTING - Investment income, common expenses and gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

OTHER - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Decatur Income Fund declares and pays dividends from net investment income on a monthly basis and the Decatur Total Return Fund declares and pays dividends from net investment income on a quarterly basis.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of each Fund's average net assets.

The Decatur Income Fund declared distributions from net realized gain from security transactions in the amount of $1.34 per share and from net investment income in the amount of $0.07, $0.045, $0.055 and $0.06 per share for the Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class and Decatur Income Fund Institutional Class, respectively, payable on January 4, 1996, to shareholders of record on December 26, 1995. The ex-dividend date was December 27, 1995.

The Decatur Total Return Fund declared distributions from net realized gain from security transactions in the amount of $1.285 per share and from net investment income in the amount of $0.11, $0.06, $0.14 and $0.15 per share for the Decatur Total Return Fund A Class, Decatur Total Return Fund B Class, Decatur Total Return Fund C Class and Decatur Total Return Fund Institutional Class, respectively, payable on January 4, 1996, to shareholders of record on December 26, 1995. The ex-dividend date was December 27, 1995.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company, Inc. (DMC), the investment manager of the Fund, an annual fee which is calculated daily at the following rates less fees paid to the unaffiliated directors; 0.60% on the first $100 million of average daily net assets, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million for the Decatur Income Fund, and 0.60% on the first $500 million of average daily net assets 0.575% on the next $250 million, and 0.55% on the average daily net assets over $750 million for the Decatur Total Return Fund. At
November 30, 1995, the Funds had liabilities for Investment Management fees and other expenses payable to DMC for $83,495 and $70,905 for the Decatur Income Fund and Decatur Total Return Fund, respectively.

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for each Fund and 1.00% of the average daily net assets of B Class and C Class for each Fund. At November 30, 1995, the Funds had liabilities for distribution fees and other expenses payable to DDLP for $23,144 and $19,153 for Decatur Income Fund and Decatur Total Return Fund, respectively. For the year ended November 30, 1995, the Fund paid DDLP $287,570 and $220,616 for commissions earned on sales of Decatur Income Fund A Class shares and Decatur Total Return Fund A Class shares, respectively.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC to serve as dividend disbursing and transfer agent for the Funds. For the year ended November 30, 1995, the Decatur Income Fund and the Decatur Total Return Fund expensed $2,280,425 and $804,735 for these services and had liabilities for such fees and other expenses payable to DSC for $63,511 and $23,503, respectively.

Certain officers of DMC are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP and DSC have heretofore conducted their relationships with the Funds.

3. INVESTMENTS
During the year ended November 30, 1995, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                                   DECATUR          DECATUR TOTAL
                                                                 INCOME FUND         RETURN FUND
                                                                 -----------         -----------
Purchases . . . . . . . . . . . . . . . . . . . . . . . . . .   $1,048,944,601      $395,857,178
Sales     . . . . . . . . . . . . . . . . . . . . . . . . . .   $1,126,306,700      $378,551,122

At November 30, 1995, unrealized appreciation for federal income tax purposes as follows:

                                                                  DECATUR         DECATUR TOTAL
                                                                INCOME FUND        RETURN FUND
                                                                -----------        -----------
Unrealized appreciation . . . . . . . . . . . . . . . . . . .   $202,211,934       $79,937,523
Unrealized depreciation . . . . . . . . . . . . . . . . . . .     13,467,990         3,824,170
                                                                ------------       -----------
Aggregated unrealized appreciation  . . . . . . . . . . . . .   $188,743,944       $76,113,353
                                                                ============       ===========
Net realized gain for federal
    income tax purposes   . . . . . . . . . . . . . . . . . .   $113,355,518       $46,371,695

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                                     DECATUR INCOME FUND
                                                                 -----------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   11/30/95          11/30/94
                                                                 -----------       -----------
Shares sold:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .      3,832,322         3,434,662
    B Class  . .  . . . . . . . . . . . . . . . . . . . . . .        904,441           177,186
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .            263                --
    Institutional Class   . . . . . . . . . . . . . . . . . .      2,480,766        15,245,137

Shares issued upon reinvestment of
    dividends from net investment income
    and distributions of realized gain
    from security transactions:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .      4,341,150        11,415,889
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .         17,920               638
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .        754,712           445,742
                                                                 -----------       -----------
                                                                  12,331,574        30,719,254
                                                                 -----------       -----------
Shares repurchased:
    A Class  . .  . . . . . . . . . . . . . . . . . . . . . .     (9,773,875)      (23,687,288)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        (66,590)              (16)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     (3,828,087)       (4,006,482)
                                                                 -----------       -----------
                                                                 (13,668,552)      (27,693,786)
                                                                 -----------       -----------
    Net increase (decrease) . . . . . . . . . . . . . . . . .     (1,336,978)        3,025,468
                                                                 ===========       ===========


Transactions in capital stock shares were as follows:

                                                                    DECATUR TOTAL RETURN FUND
                                                                  ----------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   11/30/95          11/30/94
                                                                  ----------        ----------
Shares sold:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .      5,675,772         3,387,631
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        836,434           141,014
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .            322                --
    Institutional Class   . . . . . . . . . . . . . . . . . .        628,702            53,343

Shares issued upon reinvestment of
    dividends from net investment income
    and distributions of realized gain
    from security transactions:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .      1,934,048         4,694,827
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .         13,126               191
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .         17,010            11,332
                                                                  ----------        ----------
                                                                   9,105,414         8,288,338
                                                                  ----------        ----------
Shares repurchased:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .     (6,091,530)       (5,385,395)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        (43,212)               --
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .        (20,876)          (35,249)
                                                                  ----------        ----------
                                                                  (6,155,618)       (5,420,644)
                                                                  ----------        ----------
    Net increase  . . . . . . . . . . . . . . . . . . . . . .      2,949,796         2,867,694
                                                                  ==========        ==========

5. SECURITIES LENDING
The market value of securities on loan to broker/dealers at November 30, 1995, was $202,730,486 and $42,782,050 for Decatur Income Fund and Decatur Total Return Fund, respectively for which each Fund received cash collateral of $206,225,840 and $43,410,000, respectively.

6. LINES OF CREDIT
The Funds have committed lines of credit of $25 million for Decatur Income Fund and $10 million for Decatur Total Return Fund. No amount was outstanding at November 30, 1995, or at any time during the fiscal year period.

7. CONCENTRATION OF CREDIT RISK
The Decatur Income Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by Standard & Poor's and/or Baa or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Decatur Income Fund may invest up to 10% of its total net assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

8. FINANCIAL HIGHLIGHTS
Selected data for each share of the Decatur Income Fund outstanding throughout each period were as follows:

                                                                             DECATUR INCOME FUND A CLASS
                                                       ----------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                                                             1995            1994           1993           1992          1991
Net asset value, beginning of period  . . . . . . . .      $15.57          $18.24         $17.20         $15.76        $14.53

Income from investment operations:
    Net investment income   . . . . . . . . . . . . .        0.70            0.67           0.78           0.78          0.83
    Net realized and unrealized gain
      (loss) from security transactions   . . . . . .        3.91           (0.73)          1.79           1.47          1.37
                                                           ------          ------         ------         ------        ------
    Total from investment operations  . . . . . . . .        4.61           (0.06)          2.57           2.25          2.20
                                                           ------          ------         ------         ------        ------

Less distributions:
    Dividends from net investment income  . . . . . .       (0.69)          (0.86)         (0.68)         (0.81)        (0.97)
    Distributions from net realized gain
      from security transactions  . . . . . . . . . .       (0.42)          (1.75)         (0.85)          none          none
                                                           ------          ------         ------         ------        ------
    Total distributions   . . . . . . . . . . . . . .       (1.11)          (2.61)         (1.53)         (0.81)        (0.97)
                                                           ------          ------         ------         ------        ------
Net asset value, end of period  . . . . . . . . . . .      $19.07          $15.57         $18.24         $17.20        $15.76
                                                           ======          ======         ======         ======        ======

Total return(1)   . . . . . . . . . . . . . . . . . .      31.02%          (0.57%)        15.85%         14.55%        15.46%

Ratios/supplemental data:
    Net assets, end of period
      (000 omitted)   . . . . . . . . . . . . . . . .  $1,382,693      $1,153,884     $1,512,194     $1,508,206    $1,579,521
    Ratio of expenses to average
      net assets  . . . . . . . . . . . . . . . . . .       0.87%           0.81%          0.71%          0.72%         0.70%
    Ratio of net investment income
      to average net assets   . . . . . . . . . . . .       4.03%           3.92%          4.34%          4.55%         5.18%
    Portfolio turnover  . . . . . . . . . . . . . . .         74%             92%            80%            79%           78%

------------------
(1) Does not reflect any maximum sales charges that are or were in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

Selected data for each share of the Decatur Income Fund outstanding throughout each period were as follows:

                                                               DECATUR INCOME         DECATUR INCOME         DECATUR INCOME
                                                                FUND B CLASS           FUND C CLASS     FUND INSTITUTIONAL CLASS
                                                          -------------------------   --------------  --------------------------
                                                             YEAR         9/6/94(1)     11/29/95(2)       YEAR       1/13/94(3)
                                                            ENDED            TO              TO          ENDED           TO
                                                           11/30/95       11/30/94        11/30/95      11/30/95      11/30/94
Net asset value, beginning of period  . . . . . . . .      $15.55          $16.59         $19.15         $15.59        $16.72

Income from investment operations:
    Net investment income   . . . . . . . . . . . . .        0.56            0.15           0.04           0.71          0.59
    Net realized and unrealized gain
      (loss) from security transactions   . . . . . .        3.89           (1.02)         (0.06)          3.92         (1.10)
                                                           ------          ------         ------         ------        ------
    Total from investment operations  . . . . . . . .        4.45           (0.87)         (0.02)          4.63         (0.51)
                                                           ------          ------         ------         ------        ------

Less distributions:
    Dividends from net investment income  . . . . . .       (0.55)          (0.17)         (0.05)         (0.74)        (0.62)
    Distributions from net realized gain
      from security transactions  . . . . . . . . . .       (0.42)           none           none          (0.42)         none
                                                           ------          ------         ------         ------        ------
    Total distributions   . . . . . . . . . . . . . .       (0.97)          (0.17)         (0.05)         (1.16)        (0.62)
                                                           ------          ------         ------         ------        ------
Net asset value, end of period  . . . . . . . . . . .      $19.03          $15.55         $19.08         $19.06        $15.59
                                                           ======          ======         ======         ======        ======

Total return(4)   . . . . . . . . . . . . . . . . . .      29.85%          (5.27%)             5         31.14%        (0.45%)

Ratios/supplemental data:
    Net assets, end of period (000 omitted)   . . . .     $19,665          $2,765             $5       $211,409      $182,105
    Ratios of expenses to average net assets  . . . .       1.74%           1.70%              5          0.74%         0.70%
    Ratio of net investment income to
      average net assets  . . . . . . . . . . . . . .       3.16%           3.03%              5          4.16%         4.03%
    Portfolio turnover  . . . . . . . . . . . . . . .         74%             92%              5            74%           92%

------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Date of initial public offering; ratios and total return have been annualized.
(4) Does not include the contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Decatur Income Fund B Class.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

8. FINANCIAL HIGHLIGHTS
Selected data for each share of the Decatur Total Return Fund outstanding throughout each period were as follows:

                                                                              DECATUR TOTAL RETURN FUND A CLASS
                                                         --------------------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30,
                                                             1995            1994           1993           1992          1991
Net asset value, beginning of period  . . . . . . . .      $12.32          $14.38         $13.98         $12.73        $11.71

Income from investment operations:
    Net investment income   . . . . . . . . . . . . .        0.37            0.37           0.45           0.47          0.53
    Net realized and unrealized gain
      (loss) from security transactions   . . . . . .        3.70           (0.34)          1.45           1.30          1.07
                                                           ------          ------         ------         ------        ------
    Total from investment operations  . . . . . . . .        4.07            0.03           1.90           1.77          1.60

Less distributions:
    Dividends from net investment income  . . . . . .       (0.36)          (0.43)         (0.45)         (0.52)        (0.58)
    Distributions from net realized gain
      from security transactions  . . . . . . . . . .       (0.42)          (1.66)         (1.05)          none          none
                                                           ------          ------         ------         ------        ------
    Total distributions   . . . . . . . . . . . . . .       (0.78)          (2.09)         (1.50)         (0.52)        (0.58)
                                                           ------          ------         ------         ------        ------
Net asset value, end of period  . . . . . . . . . . .      $15.61          $12.32         $14.38         $13.98        $12.73
                                                           ======          ======         ======         ======        ======

Total return(1)   . . . . . . . . . . . . . . . . . .      34.68%          (0.04%)        14.74%         14.12%        13.94%

Ratios/supplemental data
    Net assets, end of period
      (000 omitted)   . . . . . . . . . . . . . . . .    $534,342        $402,849       $431,638       $408,986      $394,338
    Ratio of expenses to average
      net assets  . . . . . . . . . . . . . . . . . .       1.19%           1.26%          1.22%          1.23%         1.23%
    Ratio of net investment income to
      average net assets  . . . . . . . . . . . . . .       2.72%           2.88%          3.15%          3.44%         4.20%
    Portfolio turnover  . . . . . . . . . . . . . . .         81%             74%           119%            98%           67%

------------------
(1) Does not reflect any maximum sales charges that are or were in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

Selected data for each share of the Decatur Total Return Fund outstanding throughout each period were as follows:

                                                          DECATUR TOTAL         DECATUR TOTAL                DECATUR TOTAL
                                                           RETURN FUND           RETURN FUND                  RETURN FUND
                                                             B CLASS               C CLASS                INSTITUTIONAL CLASS
                                                     ------------------------   -------------    -----------------------------------
                                                       YEAR         9/6/94(1)    11/29/95(2)       YEAR          YEAR     7/26/93(3)
                                                       ENDED            TO            TO           ENDED         ENDED        TO
                                                     11/30/95        11/30/94      11/30/95      11/30/95      11/30/94    11/30/93
Net asset value, beginning of period. . . . . . . .   $12.31         $13.11         $15.61        $12.35        $14.40      $14.10

Income from investment operations:
    Net investment income   . . . . . . . . . . . .     0.30           0.12           none          0.47          0.43        0.15
    Net realized and unrealized gain (loss) from
      security transactions   . . . . . . . . . . .     3.67          (0.82)          none          3.65         (0.37)       0.25
                                                      ------         ------         ------        ------        ------      ------
    Total from investment operations  . . . . . . .     3.97          (0.70)          none          4.12          0.06        0.40

Less distributions:
    Dividends from net investment income  . . . . .    (0.30)         (0.10)          none         (0.40)        (0.45)      (0.10)
    Distributions from net realized gain from
      security transactions   . . . . . . . . . . .    (0.42)          none           none         (0.42)        (1.66)       none
                                                      ------         ------         ------        ------        ------      ------
    Total distributions   . . . . . . . . . . . . .    (0.72)         (0.10)          none         (0.82)        (2.11)      (0.10)
                                                      ------         ------         ------        ------        ------      ------
Net asset value, end of period  . . . . . . . . . .   $15.56         $12.31         $15.61        $15.65        $12.35      $14.40
                                                      ======         ======         ======        ======        ======      ======
Total return(4) . . . . . . . . . . . . . . . . . .   33.79%         (5.37%)             5        35.13%         0.19%      14.89%

Ratios/supplemental data
    Net assets, end of period (000 omitted)   . . .  $14,745         $1,768             $5       $11,520        $1,376      $1,181
    Ratio of expenses to average net assets   . . .    1.89%          1.96%              5         0.89%         0.96%       0.92%
    Ratio of net investment income to average
      net assets  . . . . . . . . . . . . . . . . .    2.02%          2.18%              5         3.02%         3.18%       3.45%
    Portfolio turnover    . . . . . . . . . . . . .      81%            74%              5           81%           74%        119%

------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Date of initial public offering; ratios and total return have been annualized.
(4) Does not include the contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Decatur Total Return Fund B Class.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

DELAWARE GROUP DECATUR FUND, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP DECATUR FUND, INC. - DECATUR INCOME FUND
DELAWARE GROUP DECATUR FUND, INC. - DECATUR TOTAL RETURN FUND

We have audited the accompanying statements of net assets of Delaware Group Decatur Fund, Inc. - Decatur Income Fund and Delaware Group Decatur Fund, Inc.
- Decatur Total Return Fund, as of November 30, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Decatur Fund, Inc. - Decatur Income Fund and Delaware Group Decatur Fund, Inc. - Decatur Total Return Fund at November 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                    Ernst & Young LLP
Philadelphia, Pennsylvania
January 5, 1996

A REPORT ON DECATUR FUND, INC.'S ANNUAL MEETING

An annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                                                         NUMBER OF VOTES*
                                                      ----------------------------------------------------
                                                          FOR            AGAINST/WITHHELD      ABSTENTIONS
Election of Directors(+):
    Wayne A. Stork  . . . . . . . . . . . . . . .     70,402,214            2,124,457                  --
    Walter P. Babich  . . . . . . . . . . . . . .     70,396,277            2,130,394                  --
    Anthony D. Knerr  . . . . . . . . . . . . . .     70,394,910            2,131,761                  --
    Ann R. Leven  . . . . . . . . . . . . . . . .     70,405,517            2,121,154                  --
    W. Thacher Longstreth   . . . . . . . . . . .     70,381,788            2,144,883                  --
    Charles E. Peck   . . . . . . . . . . . . . .     70,395,020            2,131,651                  --

Selection of Ernst & Young LLP
    as Independent Auditors+  . . . . . . . . . .     67,759,636              644,276           4,122,758

Approval of the New Investment
    Management Agreement by
    Shareholders of the
    Decatur Income Fund   . . . . . . . . . . . .     49,488,817            1,140,296           2,564,971

Approval of the New Investment
    Management Agreement
    by Shareholders of the
    Decatur Total Return Fund   . . . . . . . . .     17,800,255              371,447           1,160,882

* Please note that the results of this meeting were not audited by Ernst & Young LLP.
+   Voted upon by all shareholders of the Company.

This annual report is for the information of Decatur Income Fund and Decatur Total Return Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. Summary investment results are documented in the Funds' current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD
------------------------------------------
MEMBERS
------------------------------------------

WAYNE A. STORK
Chairman, Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
Vice Chairman, Packquisition Corp.
Philadelphia, PA

CHARLES E. PECK
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD


AFFILIATED
------------------------------------------
OFFICERS
------------------------------------------

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

KEITH E. MITCHELL
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

DELAWARE GROUP
------------------------
OF FUNDS
------------------------

FOR GROWTH OF CAPITAL
Trend Fund
DelCap Fund
Value Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR GLOBAL DIVERSIFICATION
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END EQUITY/INCOME*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current Decatur Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.



DELAWARE
GROUP
---------------------
Philadelphia - London


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.


INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

SECURITIES DEALERS ONLY
Nationwide (800) 362-7500

(C) Delaware Distributors, L.P.



[RECYCLE LOGO] Printed in the U.S.A. on recycled paper.

AR-118[11/95]TKO1/96